                                                                     Exhibit 4.8

                         COMPUTER SCIENCES CORPORATION,
                                     Issuer

                                       AND

                              ____________________,
                                     Trustee

                                FORM OF INDENTURE

                          Dated as of ________ __, ____

                         UNSUBORDINATED DEBT SECURITIES

                                TABLE OF CONTENTS

                                                                                                     Page
                                                                                                     ----
ARTICLE I.  DEFINITIONS.............................................................................   1
     Section 1.01    Definitions of Terms...........................................................   1
                     --------------------

ARTICLE II. ISSUE, DESCRIPTION, TERMS, EXECUTION, REGISTRATION AND EXCHANGE OF SECURITIES...........   8
     Section 2.01    Designation and Terms of Securities............................................   8
                     -----------------------------------
     Section 2.02    Form of Securities and Trustee's Certificate...................................  10
                     --------------------------------------------
     Section 2.03    Denominations; Provisions for Payment..........................................  12
                     -------------------------------------
     Section 2.04    Execution and Authentications..................................................  14
                     -----------------------------
     Section 2.05    Transfer and Exchange..........................................................  14
                     ---------------------
     Section 2.06    Temporary Securities...........................................................  24
                     --------------------
     Section 2.07    Mutilated, Destroyed, Lost or Stolen Securities................................  24
                     -----------------------------------------------
     Section 2.08    Cancellation...................................................................  25
                     ------------
     Section 2.09    Benefits of Indenture..........................................................  25
                     ---------------------
     Section 2.10    Authenticating Agent...........................................................  25
                     --------------------
     Section 2.11    Global Securities..............................................................  26
                     -----------------
     Section 2.12    CUSIP Numbers..................................................................  26
                     -------------
     Section 2.13    Securities Denominated in Foreign Currencies...................................  26
                     --------------------------------------------
     Section 2.14    Wire Transfers.................................................................  27
                     --------------
     Section 2.15    Judgments......................................................................  27
                     ---------

ARTICLE III. REDEMPTION OF SECURITIES AND SINKING FUND PROVISIONS...................................  28
     Section 3.01    Redemption.....................................................................  28
                     ----------
     Section 3.02    Notice of Redemption...........................................................  28
                     --------------------
     Section 3.03    Payment Upon Redemption........................................................  29
                     -----------------------
     Section 3.04    Sinking Fund...................................................................  30
                     ------------
     Section 3.05    Satisfaction of Sinking Fund Payments with Securities..........................  30
                     -----------------------------------------------------
     Section 3.06    Redemption of Securities for Sinking Fund......................................  30
                     -----------------------------------------

ARTICLE IV.  CERTAIN COVENANTS......................................................................  31
     Section 4.01    Payment of Principal, Premium and Interest.....................................  31
                     ------------------------------------------
     Section 4.02    Maintenance of Office or Agency................................................  31
                     -------------------------------
     Section 4.03    Paying Agents..................................................................  31
                     -------------
     Section 4.04    Compliance with Laws, Taxes....................................................  32
                     ---------------------------
     Section 4.05    Corporate Existence............................................................  32
                     -------------------
     Section 4.06    Statement by Officers as to Default............................................  32
                     -----------------------------------
     Section 4.07    Waiver of Certain Covenants....................................................  32
                     ---------------------------
     Section 4.08    Appointment to Fill Vacancy in Office of Trustee...............................  33
                     ------------------------------------------------

ARTICLE V. SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE........................  33

     Section 5.01   Company to Furnish Trustee Names and Addresses of Securityholders................    33
                    -----------------------------------------------------------------
     Section 5.02   Preservation of Information; Communications with Securityholders.................    33
                    ----------------------------------------------------------------
     Section 5.03   Reports by the Company...........................................................    33
                    ----------------------
     Section 5.04   Reports by the Trustee...........................................................    34
                    ----------------------

ARTICLE VI.  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT.........................    35
     Section 6.01   Events of Default................................................................    35
                    -----------------
     Section 6.02   Collection of Indebtedness and Suits for Enforcement by Trustee..................    36
                    ---------------------------------------------------------------
     Section 6.03   Application of Moneys Collected..................................................    38
                    -------------------------------
     Section 6.04   Limitation on Suits..............................................................    38
                    -------------------
     Section 6.05   Rights and Remedies Cumulative; Delay or Omission not Waiver.....................    39
                    ------------------------------------------------------------
     Section 6.06   Control by Securityholders.......................................................    39
                    --------------------------
     Section 6.07   Undertaking to Pay Costs.........................................................    40
                    ------------------------
     Section 6.08   Waiver Of Usury, Stay Or Extension Laws..........................................    40
                    ---------------------------------------

ARTICLE VII.  CONCERNING THE TRUSTEE.................................................................    40
     Section 7.01   Certain Duties and Responsibilities of Trustee...................................    40
                    ----------------------------------------------
     Section 7.02   Certain Rights of Trustee........................................................    41
                    -------------------------
     Section 7.03   Trustee not Responsible for Recitals or Issuance of Securities...................    43
                    --------------------------------------------------------------
     Section 7.04   May Hold Securities..............................................................    43
                    -------------------
     Section 7.05   Moneys Held in Trust.............................................................    43
                    --------------------
     Section 7.06   Compensation and Reimbursement...................................................    43
                    ------------------------------
     Section 7.07   Reliance on Officers' Certificate................................................    44
                    ---------------------------------
     Section 7.08   Disqualification; Conflicting Interests..........................................    44
                    ---------------------------------------
     Section 7.09   Corporate Trustee Required; Eligibility..........................................    44
                    ---------------------------------------
     Section 7.10   Resignation and Removal; Appointment of Successor................................    44
                    -------------------------------------------------
     Section 7.11   Acceptance of Appointment By Successor...........................................    46
                    --------------------------------------
     Section 7.12   Merger, Conversion, Consolidation or Succession to Business......................    47
                    -----------------------------------------------------------
     Section 7.13   Preferential Collection of Claims Against the Company............................    47
                    -----------------------------------------------------

ARTICLE VIII.  CONCERNING THE SECURITYHOLDERS........................................................    47
     Section 8.01   Evidence of Action by Securityholders............................................    47
                    -------------------------------------
     Section 8.02   Proof of Execution by Securityholders............................................    48
                    -------------------------------------
     Section 8.03   Who May be Deemed Owners.........................................................    48
                    ------------------------
     Section 8.04   Certain Securities Owned by Company Disregarded..................................    48
                    -----------------------------------------------
     Section 8.05   Actions Binding on Future Securityholders........................................    49
                    -----------------------------------------

ARTICLE IX.  SUPPLEMENTAL INDENTURES.................................................................    49
     Section 9.01   Supplemental Indentures Without the Consent of Securityholders...................    49
                    --------------------------------------------------------------
     Section 9.02   Supplemental Indentures with Consent of Securityholders..........................    50
                    -------------------------------------------------------
     Section 9.03   Effect of Supplemental Indentures................................................    51
                    ---------------------------------

    Section 9.04    Securities Affected by Supplemental Indentures...................................   51
                    ----------------------------------------------
    Section 9.05    Execution of Supplemental Indentures.............................................   52
                    ------------------------------------

ARTICLE X. SUCCESSOR CORPORATION.....................................................................   52
    Section 10.01   Consolidation, Merger and Sale of Assets.........................................   52
                    ----------------------------------------
    Section 10.02   Successor Corporation Substituted................................................   53
                    ---------------------------------

ARTICLE XI. SATISFACTION AND DISCHARGE...............................................................   53
    Section 11.01   Applicability of Article.........................................................   53
                    ------------------------
    Section 11.02   Satisfaction and Discharge of Indenture..........................................   53
                    ---------------------------------------
    Section 11.03   Defeasance and Discharge of Obligations; Covenant Defeasance.....................   54
                    ------------------------------------------------------------
    Section 11.04   Deposited Moneys to be Held in Trust.............................................   56
                    ------------------------------------
    Section 11.05   Payment of Moneys Held by Paying Agents..........................................   56
                    ---------------------------------------
    Section 11.06   Repayment to Company.............................................................   56
                    --------------------
    Section 11.07   Reinstatement....................................................................   56
                    -------------

ARTICLE XII. IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS.........................   57
    Section 12.01   No Recourse......................................................................   57
                    -----------

ARTICLE XIII. MISCELLANEOUS PROVISIONS...............................................................   57
    Section 13.01   Effect on Successors and Assigns.................................................   57
                    --------------------------------
    Section 13.02   Actions by Successor.............................................................   58
                    --------------------
    Section 13.03   Notices..........................................................................   58
                    -------
    Section 13.04   Governing Law....................................................................   59
                    -------------
    Section 13.05   Treatment of Securities as Debt..................................................   59
                    -------------------------------
    Section 13.06   Compliance Certificates and Opinions.............................................   59
                    ------------------------------------
    Section 13.07   Payments on Business Days........................................................   59
                    -------------------------
    Section 13.08   Conflict with Trust Indenture Act................................................   60
                    ---------------------------------
    Section 13.09   Counterparts.....................................................................   60
                    ------------
    Section 13.10   Separability.....................................................................   60
                    ------------
    Section 13.11   No Adverse Interpretation of Other Agreements....................................   60
                    ---------------------------------------------
    Section 13.12   Table of Contents, Headings, Etc.................................................   60
                    --------------------------------

                             Cross Reference Table*

Section of
Trust Indenture Act                                             Section of
of 1939, as amended                                             Indenture
-------------------                                             ---------

310(a)........................................................  7.09
310(b)........................................................  7.08
                                                                7.10
310(c)........................................................  Inapplicable
311(a)........................................................  7.13
311(b)........................................................  7.13
311(c)........................................................  Inapplicable
312(a)........................................................  5.01
                                                                5.02(a)
312(b)........................................................  5.02(b)
312(c)........................................................  5.02(b)
313(a)........................................................  5.04(a)
313(b)........................................................  5.04(b)
313(c)........................................................  5.04(a)
                                                                5.04(b)
313(d)........................................................  5.04(c)
314(a)........................................................  5.03
314(b)........................................................  Inapplicable
314(c)........................................................  13.06
314(d)........................................................  Inapplicable
314(e)........................................................  13.06
314(f)........................................................  Inapplicable
315(a)........................................................  7.01
315(b)........................................................  5.04
315(c)........................................................  7.01(a)
315(d)........................................................  7.01(b)
315(e)........................................................  6.07
316(a)........................................................  6.06, 8.04
316(b)........................................................  6.04
316(c)........................................................  8.01
317(a)........................................................  6.02
317(b)........................................................  4.03
318(a)........................................................  13.08

________________
* This Cross-Reference Table does not constitute part of the Indenture and shall not have any bearing on the interpretation of any of its terms or provisions.

     INDENTURE, dated as of _________ __, ____, between Computer Sciences Corporation, a Nevada corporation (the "Company"), and ___________, a ____________, as trustee (the "Trustee"):

     WHEREAS, this Indenture provides for the issuance of unsecured debt securities (hereinafter referred to as the "Securities"), in an unlimited aggregate principal amount to be issued from time to time in one or more series as in this Indenture provided, to be authenticated by the certificate of the Trustee;

     WHEREAS, this Indenture is subject to the provisions of the Trust Indenture Act that are deemed to be incorporated into this Indenture and shall, to the extent applicable, be governed by such provisions; and

     WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     NOW, THEREFORE, in consideration of the premises and the purchase of the Securities by the holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the holders of Securities:

                                   ARTICLE I.

                                   DEFINITIONS

Section 1.01   Definitions of Terms.
               --------------------

     The terms defined in this Section 1.01 (except as in this Indenture otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01 and shall include the plural as well as the singular. All other terms used in this Indenture that are defined in the Trust Indenture Act or that are by reference in the Trust Indenture Act defined in the Securities Act of 1933, as amended (the "Securities Act") (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this instrument.

     "144A Global Security" means, with respect to any series of Securities, one or more Global Securities bearing the Private Placement Legend that will be issued in an aggregate amount of denominations equal in total to the outstanding principal amount of the Securities of such series sold in global form in reliance on Rule 144A.

     "Affiliate" means (a) any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor upon the Securities, (b) any spouse, immediate family member or other relative who has the same principal residence of any Person described in
(a) above, (c) any trust in which any such Persons described in clause (a) or
(b) above has a beneficial interest and (d) any corporation or other organization of which any such Persons described in clause (a), (b) or (c) above collectively own more than 50% of the equity of such entity. For purposes of this definition, beneficial ownership of 10% or more of the voting common equity (on a fully diluted basis) or warrants to purchase such equity (whether or not currently exercisable) of a Person shall be deemed to be control of such Person.

     "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Security for a series of Securities, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange at the relevant time.

     "Authenticating Agent" means an authenticating agent with respect to all or any of the series of Securities appointed with respect to all or any series of the Securities by the Trustee pursuant to Section 2.10.

     "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

     "Board of Directors" means the Board of Directors of the Company or any duly authorized committee of such Board of Directors.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

     "Business Day" means, with respect to any series of Securities, any day other than a day on which Federal or State banking institutions in the Borough of Manhattan, The City of New York, are authorized or obligated by law, executive order or regulation to close.

     "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of corporate stock or partnership interests.

     "Clearstream" shall mean Clearstream Banking S.A., or its successors.

     "Commission" means the Securities and Exchange Commission.

     "Company" means Computer Sciences Corporation, a corporation duly organized and existing under the laws of the State of Nevada, and, subject to the provisions of Article Ten, shall also include its successors and assigns.

     "Corporate Trust Office" means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at ________________________________.

     "Currency" means Dollars or Foreign Currency.

     "Custodian" means any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

     "Default" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

     "Definitive Security" means a certificated Security registered in the name of the Securityholder thereof and issued in accordance with Section 2.05 hereof.

     "Depositary" means, with respect to Securities of any series which the Company shall determine will be issued in whole or in part as a Global Security, The Depository Trust Company ("DTC"), New York, New York, another clearing agency, or any successor registered as a clearing agency under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and any other applicable U.S. or foreign statute or regulation, which, in each case, shall be designated by the Company pursuant to Section 2.01.

     "Designated Currency" has the meaning set forth in Section 2.15.

     "Distribution Compliance Period" means the 40-day restricted period as defined in Rule 903(b)(3) under the Securities Act.

     "Dollar" or "$" means such currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

     "Dollar Equivalent" means, with respect to any monetary amount in a Foreign Currency, at any time for the determination thereof, the amount of Dollars obtained by converting such Foreign Currency involved in such computation into Dollars at the spot rate for the purchase of Dollars with the applicable Foreign Currency as quoted by ___________ (unless another comparable financial institution is designated by the Company) in New York, New York, at approximately 11:00 a.m. (New York time) on the date two business days prior to such determination.

     "Euroclear" shall mean Euroclear Bank S.A./N.V., or its successor, as operator of the Euroclear System.

     "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Entergy Community.

     "European Currency Units" has the meaning assigned to it from time to time by the Council of the European Communities.

     "Event of Default" means, with respect to Securities of a particular series any event specified in Section 6.01, continued for the period of time, if any, therein designated.

     "Foreign Currency" means a currency issued by the government of any country other than the United States or a composite currency the value of which is determined by reference to the values of the currencies of any group of countries.

     "Global Security" means, with respect to any series of Securities, a Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

     "Governmental Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America that, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such Governmental Obligation or a specific payment of principal of or interest on any such Governmental Obligation held by such custodian for the account of the holder of such depositary receipt; provided, however, that (except as required by law)
                         --------  -------
such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Governmental Obligation or the specific payment of principal of or interest on the Governmental Obligation evidenced by such depositary receipt.

     "herein", "hereof" and "hereunder", and other words of similar import, refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into in accordance with the terms hereof.

     "Indirect Participant" means any entity that, with respect to DTC, clears through or maintains a direct or indirect, custodial relationship with a Participant.

     "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who is not also a QIB.

     "Interest Payment Date", when used with respect to any installment of interest on a Security of a particular series, means the date specified herein, in such Security or in a Board Resolution or in an indenture supplemental hereto with respect to such series as the fixed date on which an installment of interest with respect to Securities of that series is due and payable.

     "Officer" means the President, the Treasurer, any Assistant Treasurer, Controller, Secretary or any Vice-President of the Company.

     "Officers' Certificate" means a certificate signed by two Officers that is delivered to the Trustee in accordance with the terms hereof. Each such certificate shall include the statements provided for in Section 13.06, if and to the extent required by the provisions thereof.

     "Opinion of Counsel" means an opinion in writing of legal counsel, who may be an employee of or counsel for the Company that is delivered to the Trustee in accordance with the terms hereof. Each such opinion shall include the statements provided for in Section 13.06, if and to the extent required by the provisions thereof.

     "Outstanding", when used with reference to Securities of any series, means, subject to the provisions of Section 8.04, as of any particular time, all Securities of that series theretofore authenticated and delivered by the Trustee under this Indenture, except (a) Securities theretofore canceled by the Trustee or any paying agent, or delivered to the Trustee or any paying agent for cancellation or that have previously been canceled; (b) Securities or portions thereof for the payment or redemption of which moneys or Governmental Obligations in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided, however, that if such Securities or portions of
                   --------  -------
such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Three provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.07. In determining whether the holders of the requisite principal amount of the Outstanding Securities of any series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of a Security denominated in one or more foreign currencies or currency units that shall be deemed to be Outstanding for such purposes shall be the Dollar Equivalent on the date of original issuance of such Security, of the principal amount of such Security.

     "Participant" means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

     "Person" means any individual, corporation, partnership, joint venture, joint-stock company, unincorporated organization or government or any agency or political subdivision thereof.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.07 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

     "Private Placement Legend" means the legend set forth in Section 2.02(b) to be placed on all Restricted Securities issued under this Indenture or pursuant to a Board Resolution or an indenture supplemental hereto with respect to a series of Securities, except where specifically stated otherwise by the provisions of this Indenture, such Board Resolution or such supplemental indenture.

     "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

     "Reg S Global Security" means, with respect to any series of Securities, a Reg S Temporary Global Security of such series or a Reg S Permanent Global Security of such series, as the case may be.

     "Reg S Permanent Global Security" means, with respect to any series of Securities, one or more permanent Global Securities bearing the Private Placement Legend, that will be issued in an aggregate amount of denominations equal in total to the outstanding principal amount of the Reg S Temporary Global Security of such series upon expiration of the Distribution Compliance Period with respect to such series.

     "Reg S Temporary Global Security" means, with respect to any series of Securities, one or more temporary Global Securities bearing the Private Placement Legend and the Reg S Temporary Global Security Legend, issued in an aggregate amount of denominations equal in total to the outstanding principal amount of the Securities of such series initially sold in reliance on Rule 903 of Regulation S.

     "Reg S Temporary Global Security Legend" means the legend set forth in
Section 2.02(d), which is required to be placed on all Reg S Temporary Global Securities issued under this Indenture.

     "Regulation S" means Regulation S promulgated under the Securities Act, as it may be amended from time to time, and any successor provision thereto.

     "Responsible Officer" means any officer within the Corporate Trust Office including any Vice President, Assistant Vice President, Senior Trust Officer, Assistant Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

     "Restricted Definitive Security" means, with respect to any series of Securities, one or more Definitive Securities of such series bearing the Private Placement Legend, issued under this Indenture.

     "Restricted Global Security" means, with respect to any series of Securities, one or more Global Securities of such series bearing the Private Placement Legend, issued under this Indenture.

     "Restricted Security" means, with respect to any series of Securities, a Security of such series, unless or until it has been (i) effectively registered under the Securities Act and disposed of in accordance with a registration statement with respect to such series or (ii) distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

     "Rule 144A" means Rule 144A promulgated under the Securities Act, as it may be amended from time to time, and any successor provision thereto.

     "Securities" means the debt securities authenticated and delivered under this Indenture.

     "Securityholder", "Holder", "holder of Securities", "registered holder", or other similar term, means the Person or Persons in whose name or names a particular Security shall be registered on the books of the Company kept for that purpose in accordance with the terms of this Indenture.

     "Security Register" has the meaning set forth in Section 2.05(a) hereof.

     "Security Registrar" has the meaning set forth in Section 2.05(a) hereof.

     "Stated Maturity" means, with respect to any Security, the date specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency beyond the control of the issuer unless such contingency has occurred).

     "Subsidiary" means (a) a corporation a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is at the time directly or indirectly owned by the Company or by the Company and a Subsidiary or Subsidiaries of the Company or by a Subsidiary or Subsidiaries of the Company or (b) any other Person (other than a corporation) in which the Company or the Company and a Subsidiary or Subsidiaries of the Company or a Subsidiary or Subsidiaries of the Company directly or indirectly at the date of determination thereof has at least a majority ownership interest.

     "Trustee" means ___________ and, subject to the provisions of Article Seven, shall also include its successors and assigns, and, if at any time there is more than one Person acting in such capacity hereunder, "Trustee" shall mean each such Person. The term "Trustee" as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in effect at the date of execution of this instrument subject to the provisions of Sections 9.01, 9.02, and 10.01.

     "Unrestricted Definitive Security" means, with respect to any series of Securities, one or more Definitive Securities representing such series of Securities that do not bear and are not required to bear the Private Placement Legend, issued under this Indenture.

     "Unrestricted Global Security" means, with respect to any series of Securities, one or more permanent Global Securities representing such series of Securities that do not bear and are not required to bear the Private Placement Legend, issued under this Indenture.

     "Unrestricted Securities" mean, with respect to any series of Securities, a Security (i) effectively registered under the Securities Act and disposed of in accordance with a registration statement with respect to such series or (ii) distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

                                   ARTICLE II.

             ISSUE, DESCRIPTION, TERMS, EXECUTION, REGISTRATION AND
                             EXCHANGE OF SECURITIES

Section 2.01 Designation and Terms of Securities.
             -----------------------------------

        (a) The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series up to the aggregate principal amount of Securities of that series from time to time authorized by or pursuant to a Board Resolution of the Company or pursuant to one or more indentures supplemental hereto. Prior to the initial issuance of Securities of any series, there shall be established in or pursuant to a Board Resolution of the Company, and set forth in an Officers' Certificate of the Company, or established in one or more indentures supplemental hereto, with respect to the Securities of the series:

             (1) the title of the Security of the series (which shall distinguish the Securities of the series from all other Securities);

             (2) any limit upon the aggregate principal amount of the Securities of that series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series);

             (3) the date or dates on which the principal and premium, if any, of the Securities of the series is payable;

             (4) the rate or rates (which may be fixed or variable) at which the Securities of the series shall bear interest or the manner of calculation of such rate or rates, if any (including any procedures to vary or reset such rate or rates), and the basis upon which interest will be calculated if other than that of a 360 day year of twelve thirty day months;

             (5) the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest will be payable or the manner of determination of such Interest Payment Dates, and the record date for the determination of holders to whom interest is payable on any such Interest Payment Dates;

             (6) any trustees, authenticating agents or paying agents with respect to such series, if different from those set forth in this Indenture;

             (7) the right, if any, to extend the interest payment periods or defer the payment of interest and the duration of such extension or deferral;

             (8) the period or periods within which, the price or prices at which and the terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company;

             (9) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions (including payments made in cash in participation of future sinking fund obligations) or at the option of a holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which, Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

             (10) the form of the Securities of the series including the form of the Trustee's certificate of authentication for such series;

             (11) if other than denominations of One Thousand U.S. Dollars ($1,000) or any integral multiple thereof, the denominations in which the Securities of the series shall be issuable;

             (12) the Currency or Currencies (including any composite currency) in which payment of the principal of (and premium, if any) and interest on, Securities of the series shall be payable;

             (13) if the principal amount payable at the Stated Maturity of Securities of the series will not be determinable as of any one or more dates prior to such Stated Maturity, the amount which will be deemed to be such principal amount as of any such date for any purpose, including the principal amount thereof which will be due and payable upon any maturity other than the Stated Maturity or which will be deemed to be Outstanding as of any such date (or, in any such case, the manner in which such deemed principal amount is to be determined);

             (14) the terms of any repurchase or remarketing rights;

             (15) if the Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities, the type of Global Security to be issued; the terms and conditions, if different from those contained in this Indenture, upon which such Global Security or Securities may be exchanged in whole or in part for other individual Securities in definitive registered form; the Depositary for such Global Security or Securities; and the form of any legend or legends to be borne by any such Global Security or Securities in addition to or in lieu of the legends referred to in Section 2.02;

             (16) whether the Securities of the series will be convertible into or exchangeable for other Securities, shares of common stock or other securities of any kind of the Company or another obligor, and, if so, the terms and conditions upon which such Securities will be so convertible or exchangeable, including the initial conversion or exchange price or rate or the method of calculation, how and when the conversion price or exchange ratio may be adjusted, whether conversion or exchange is mandatory, at the option of the holder or at our option, the conversion or exchange period, and any other provision in addition to or in lieu of those described herein;

             (17) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01;

             (18) any additional or different Events of Default or restrictive covenants provided for with respect to the Securities of the series;

             (19) any provisions granting special rights to holders when a specified event occurs;

             (20) if the amount of principal or any premium or interest on Securities of a series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts will be determined;

             (21) any special tax implications of the Securities, including provisions for original issue discount securities, if offered;

             (22) whether and upon what terms Securities of a series may be defeased if different from the provisions set forth in this Indenture;

             (23) with regard to the Securities of any series that do not bear interest, the dates for certain required reports to the Trustee;

             (24) whether the Securities of the series will be issued as Unrestricted Securities or Restricted Securities, and, if issued as Restricted Securities, the rule or regulation promulgated under the Securities Act in reliance on which they will be sold; and

             (25) any and all other terms with respect to such series, including any terms which may be required by or advisable under United States laws or regulations (including, without limitation, the Securities Act and all rules and regulations promulgated thereunder) or advisable in connection with the marketing of Securities of that series.

         (b) All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to any such Board Resolution or in any indentures supplemental hereto. If any of the terms of the series are established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate of the Company setting forth the terms of the series.

         Securities of any particular series may be issued at various times, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates on which such interest may be payable and with different redemption dates.

Section 2.02 Form of Securities and Trustee's Certificate.
             --------------------------------------------

         (a) The Securities of any series and the Trustee's certificate of authentication to be borne by such Securities shall be substantially of the tenor and purport as set forth in one or more indentures supplemental hereto or as provided in a Board Resolution of the Company and as set forth in an Officers' Certificate of the Company and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, any Board Resolution or any indenture supplemental hereto, or as may be required to comply with any law or with any rule or
                                       10
regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Securities of that series may be listed, or to conform to usage.

         (b) Each Restricted Security (and all Restricted Securities issued in exchange therefor or substitution thereof) shall bear a Private Placement Legend in substantially the following form:

         "THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER."

         "THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT
         (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (IV) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1),
         (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY, OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (V) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND
         (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE."

         (c) To the extent required by the Depositary for particular series of Securities, each Global Security of such series shall bear legends in substantially the following forms:

         "THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE ANY SUCH NOTATIONS

         HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.05(C) OF THE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

         "UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR TO ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF ANY ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO SUCH ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF HAS AN INTEREST HEREIN."

         (d) To the extent required by the Depositary, each Reg S Temporary Global Security shall bear a legend in substantially the following form:

         "THE RIGHTS ATTACHING TO THIS REG S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE SECURITIES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REG S TEMPORARY SECURITY SHALL BE ENTITLED TO RECEIVE CASH PAYMENTS OF INTEREST DURING THE PERIOD WHICH SUCH HOLDER HOLDS THIS SECURITY. NOTHING IN THIS LEGEND SHALL BE DEEMED TO PREVENT INTEREST FROM ACCRUING ON THIS SECURITY."

Section 2.03 Denominations; Provisions for Payment.
             -------------------------------------

         The Securities shall be issuable as registered Securities and in the denominations of One Thousand U.S. Dollars ($1,000) or any integral multiple thereof, subject to Section 2.01. The Securities of a particular series shall bear interest payable on the dates and at the rate specified as provided in
Section 2.01 with respect to that series. The principal of and the interest on the Securities of any series, as well as any premium thereon in case of redemption thereof prior to maturity, shall be payable in Dollars except as otherwise specified pursuant to Section 2.01(a)(12), at the office or agency of the Company maintained for that purpose pursuant to

Section 4.02. Each Security shall be dated the date of its authentication. Unless otherwise specified with respect to a series of Securities in accordance with the provisions of Section 2.01(a)(4), interest on the Securities shall be computed on the basis of a 360-day year composed of twelve 30-day months.

         The interest installment on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Securities of that series shall be paid to the Person in whose name said Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment. In the event that any Security of a particular series or portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Security will be paid upon presentation and surrender of such Security as provided in Section 3.03.

         Unless otherwise set forth in a Board Resolution of the Company or one or more indentures supplemental hereto establishing the terms of any series of any Securities pursuant to Section 2.01 hereof, the term "regular record date" as used in this Section with respect to a series of Securities shall mean a date fifteen days immediately preceding any Interest Payment Date. Subject to the provisions of this Section, each Security of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

         Unless otherwise specified with respect to a series of Securities in accordance with the provisions of Section 2.01, any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for Securities of the same series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant regular record date and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (1) or clause (2) below.

                  (1) The Company may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause (1) provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security

         Register (as hereinafter defined), not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date and shall not be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange.

Section 2.04  Execution and Authentications.
              -----------------------------

         The Securities shall be signed on behalf of the Company by two Officers. Signatures may be in the form of a manual or facsimile signature. The Company may use the facsimile signature of any Person who shall have been an Officer, notwithstanding the fact that at the time the Securities shall be authenticated and delivered or disposed of such Person shall have ceased to be an Officer of the Company. In the case of Definitive Securities of any series, such signatures may be imprinted or otherwise reproduced on such Securities. The Securities may contain such notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication by the Trustee.

         A Security shall not be valid until authenticated manually by an authorized signatory of the Trustee or by an Authenticating Agent. Such signature shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a written order of the Company for the authentication and delivery of such Securities, signed by an Officer (an "Authentication Order"), and the Trustee in accordance with such written order shall authenticate and deliver such Securities.

Section 2.05 Transfer and Exchange.
             ---------------------

         (a) Registration of Transfer and Exchange. The Company shall keep, or
             -------------------------------------
cause to be kept, at its office or agency designated for such purpose as provided in Section 4.02, a register or registers (herein referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall register the Securities and the transfers of Securities as in this Article II provided and which at all reasonable times shall be open for inspection by the Trustee. The registrar for the purpose of registering Securities and the transfer of Securities as herein provided shall be appointed as authorized by Board Resolution (the "Security Registrar"). If the Company fails to appoint or maintain another entity as Security Registrar, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Security Registrar.

     To permit registrations of transfers and exchanges, the Company shall execute and deliver and the Trustee shall authenticate a new Security or Securities of the same series as the Security presented for a like aggregate principal amount and in authorized denominations upon receipt of an Authentication Order. The Trustee shall not be required to register the transfer of or exchange any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same indebtedness, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange. Prior to such due presentment for the registration of a transfer of any Security, the Trustee, the Company, any paying agent and the Security Registrar may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Securities and for all other purposes, and none of the Trustee, the Company, the paying agent or the Security Registrar shall be affected by notice to the contrary.

         All certifications, certificates and Opinions of Counsel required to be submitted to the Trustee pursuant to this Section 2.05 to effect a registration of transfer or exchange may be submitted by facsimile.

         (b) Service Charge. No service charge shall be made to a holder of a
             --------------
beneficial interest in a Global Security or to a Holder of a Definitive Security for any exchange or registration of transfer of Securities, or issue of new Securities in case of partial redemption of any series, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge in relation thereto (other than any such taxes or other governmental charge payable upon exchange or transfer pursuant to Sections 2.06, 3.03(b) and
9.04 hereof).

         (c) Transfer and Exchange of Global Securities. A Global Security may
             ------------------------------------------
not be transferred except as a whole by the Depositary for a series of the Securities to a nominee of such Depositary, by a nominee of such Depositary to such Depositary or to another nominee of such Depositary, or by such Depositary or any such nominee to a successor Depositary for a series of the Securities or a nominee of such successor Depositary. If at any time the Depositary for a series of the Securities notifies the Company that it is unwilling or unable to continue as Depositary for such series or if at any time the Depositary for such series shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, the provisions of Section 2.11 shall no longer be applicable to the Securities of such series and the Company will execute, and subject to this Section 2.05, the Trustee will authenticate and deliver the Definitive Securities of such series, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security; provided, that in no event shall the Reg S Temporary Global
                 --------
Security be exchanged by the Company for Definitive Securities prior to (y) the expiration of the Distribution Compliance Period with respect to such Security and (z) the receipt by the Trustee of any certificate identified by the Company and its counsel to be required pursuant to Rule 903 or Rule 904 under the Securities Act. In addition, the Company may at any time determine that the Securities of any series shall no longer be represented by a Global Security and that the provisions of Section 2.11 shall no longer apply to the Securities of such series. In such event the Company will execute and subject to this
Section 2.05, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver the Definitive Securities of such series, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. Upon the exchange of the Global Security of such series for such Definitive Securities of such series, in authorized denominations, the Global Security shall be canceled by the Trustee. Such Definitive Securities of such series issued in exchange for the Global Security pursuant to this Section 2.05(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its Participants or Indirect Participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Depositary for delivery to the Persons in whose names such Securities are so registered.

         Global Securities may also be exchanged, in whole or in part, as provided in Sections 2.06 and 2.07 hereof. A Global Security may not be exchanged for another Security other than as provided in this Section 2.05(c); however, beneficial interests in a Global Security may be transferred and exchanged as provided in Section 2.05(d) or (e) hereof. The provisions of this
Section 2.05(c) are subject to Section 2.11 hereof.

         (d) Transfer and Exchange of Beneficial Interests in the Global
             -----------------------------------------------------------
Securities. The transfer and exchange of beneficial interests in the Global
----------
Securities of a series shall be effected through the Depositary, in accordance with the provisions of this Indenture, any Board Resolution and any one or more indentures supplemental hereto, and the Applicable Procedures. Beneficial interests in the Restricted Global Securities of a series shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Securities also shall require compliance with either subparagraph (1) or (2) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

             (1) Transfer of Beneficial Interests in the Same Global Security.
                 ------------------------------------------------------------
         Beneficial interests in any Restricted Global Security of a series may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Security in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of
                           --------  -------
         the Distribution Compliance Period with respect to a series involving Reg S Temporary Global Securities, transfers of beneficial interests in the Reg S Temporary Global Security of such series may not be made to a U.S. person (as such is defined in Regulation S) or for the account or benefit of a U.S. person (other than an initial purchaser of such Reg S Temporary Global Security). Beneficial interests in any Unrestricted Global Security of a series may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security of such series. No written orders or instructions shall be required to be delivered to the Security Registrar to effect the transfers described in this Section 2.05(d)(1).

                  (2) All Other Transfers and Exchanges of Beneficial Interests
                      ---------------------------------------------------------
         in Global Securities. In connection with all transfers and exchanges of
         --------------------
         beneficial interests that are not subject to Section 2.05(d)(1) above, the transferor of such beneficial interest must deliver to the Security Registrar either (A)(1) an order from a Participant or an Indirect Participant given to the Depositary in accordance with the relevant Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Security of such series in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the relevant Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B)(1) an order from a Participant or an Indirect Participant given to the Depositary in accordance with the relevant Applicable Procedures directing the Depositary to cause to be issued a Definitive Security of such series in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Security Registrar containing information regarding the Person in whose name such Definitive Security shall be registered to effect the transfer or exchange referred to in (B)(1) above; provided, that in no event shall
                                               --------
         Definitive Securities of a series be issued upon the transfer or exchange of beneficial interests in the Reg S Temporary Global Security of such series prior to (y) the expiration of the relevant Distribution Compliance Period and (z) the receipt by the Security Registrar of any certificates identified by the Company or its counsel to be required pursuant to Rule 903 and Rule 904 under the Securities Act. Upon satisfaction of all the requirements for transfer and exchange of beneficial interests in Global Securities of a series contained in this Indenture, any Board Resolution, or one or more indentures supplemental hereto and the Securities of such series or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Security or Securities of such series pursuant to
         Section 2.05(h) hereof.

                  (3) Transfer of Beneficial Interests to Another Restricted
                      ------------------------------------------------------
         Global Security. A beneficial interest in any Restricted Global
         ---------------
         Security of a series may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Security of the same series if the transfer complies with the requirements of Section 2.05(d)(2) above and the Security Registrar receives the following:

                           (A) if the transferee will take delivery in the form
                  of a beneficial interest in a 144A Global Security of such series, then the transferor must deliver a certificate in the form of Exhibit A hereto, including the certifications in item
                  (1) thereof; and

                           (B) if the transferee will take delivery in the form
                  of a beneficial interest in a Reg S Temporary Global Security or the Reg S Permanent Global Security of such series, then the transferor must deliver a certificate in the form of Exhibit A hereto, including the certifications in item (2) thereof.

                  (4) Transfer and Exchange of Beneficial Interests in a
                      --------------------------------------------------
          Restricted Global Security for Beneficial Interests in an Unrestricted
          ----------------------------------------------------------------------
          Global Security. A beneficial interest in any Restricted Global
          ---------------
          Security of any series may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Security of such series or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security of such series if the exchange or transfer complies with the requirements of Section 2.05(d)(2) above and the Security Registrar receives the following: (1) if the holder of such beneficial interest in a Restricted Global Security of such series proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted
         Global Security of such series, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (1)(a) thereof; or (2) if the holder of such beneficial interest in a Restricted Global Security of such series proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security of such series, a certificate from such holder in the form of Exhibit A hereto, including the certifications in item (4) thereof; and, in each case set forth in this paragraph, an Opinion of Counsel in form, and from legal counsel, reasonably acceptable to the Security Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  If any such transfer is effected at a time when an Unrestricted Global Security of such series has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.04 hereof, the Trustee shall authenticate one or more Unrestricted Global Securities of such series in an aggregate principal amount equal to the aggregate principal amount of beneficial interests so transferred. Beneficial interests in an Unrestricted Global Security of a series cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Security of such series.

         (e)      Transfer or Exchange of Beneficial Interests for Definitive
                  -----------------------------------------------------------
         Securities.
         ----------

                  (1) Beneficial Interests in Restricted Global Securities to
                      -------------------------------------------------------
         Restricted Definitive Securities. If any holder of a beneficial
         --------------------------------
         interest in a Restricted Global Security of a series proposes to exchange such beneficial interest for a Restricted Definitive Security of such series or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Security of such series, then, upon receipt by the Security Registrar of the following documentation:

                      (A) if the holder of such beneficial interest in a
                  Restricted Global Security of such series proposes to exchange such beneficial interest for a Restricted Definitive Security of such series, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (2)(a) thereof;

                      (B) if such beneficial interest is being transferred to a
                  QIB in accordance with Rule 144A under the Securities Act, a certificate to that effect set forth in Exhibit A hereto, including the certifications in item (1) thereof;

                      (C) if such beneficial interest is being transferred to a
                  non-U.S. person in an offshore transaction in accordance with Rule 903 or 904 under the Securities

                      Act, a certificate to that effect set forth in Exhibit A
                  hereto, including the certifications in item (2) thereof;

                      (D) if such beneficial interest is being transferred
                  pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to that effect set forth in Exhibit A hereto, including the certifications in item (3)(a) thereof;

                      (E) if such beneficial interest is being transferred to an
                  Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit A hereto, including the certifications, certificates and Opinions of Counsel required by item (3) thereof, if applicable;

                      (F) if such beneficial interest is being transferred to
                  the Company or any of its Subsidiaries, a certificate to that effect set forth in Exhibit A hereto, including the certifications in item (3)(b) thereof; or

                      (G) if such beneficial interest is being transferred
                  pursuant to an effective registration statement under the Securities Act, a certificate to that effect set forth in Exhibit A hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Security of such series to be reduced accordingly pursuant to Section 2.05(h) hereof, and the Company shall execute and, upon receipt of an Authentication Order pursuant to
         Section 2.04, the Trustee shall authenticate and deliver to the Person designated in the instructions a Restricted Definitive Security of such series in the appropriate principal amount. Any Restricted Definitive Security of such series issued in exchange for a beneficial interest in a Restricted Global Security of such series pursuant to this Section 2.05(e) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depositary for such series and the Participant or Indirect Participant. The Trustee shall deliver such Restricted Definitive Securities of such series to the Persons in whose names such Securities are so registered. Any Restricted Definitive Security of such series issued in exchange for a beneficial interest in a Restricted Global Security of such series pursuant to this Section 2.05(e)(1) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                  (2) Beneficial Interests in Restricted Global Securities to
                      -------------------------------------------------------
         Unrestricted Definitive Securities. A holder of a beneficial interest
         ----------------------------------
         in a Restricted Global Security of a series may exchange such beneficial interest for an Unrestricted Definitive Security of such series or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security of such series only if the Security Registrar receives the following: (1) if the holder of such beneficial interest in a Restricted Global Security of a series proposes to exchange such beneficial interest for a

          Definitive Security of such series that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (1)(b) thereof; or (2) if the holder of such beneficial interest in a Restricted Global Security of such series proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Security of such series that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit A hereto, including the certifications in item (4) thereof; and, in such case set forth in this paragraph, an Opinion of Counsel in form, and from legal counsel, reasonably acceptable to the Security Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (3) Beneficial Interests in Unrestricted Global Securities to
                      ---------------------------------------------------------
         Unrestricted Definitive Securities. If any holder of a beneficial
         ----------------------------------
         interest in an Unrestricted Global Security of a series proposes to exchange such beneficial interest for an Unrestricted Definitive Security of such series or to transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security of such series, then, upon satisfaction of the conditions set forth in Section 2.05(d)(2) hereof, the Trustee shall cause the aggregate principal amount of the applicable Unrestricted Global Security of such series to be reduced accordingly pursuant to
         Section 2.05(h) hereof, and the Company shall execute and, upon receipt of an Authentication Order in accordance with Section 2.04, the Trustee shall authenticate and deliver to the Person designated in the instructions an Unrestricted Definitive Security of such series in the appropriate principal amount. Any Unrestricted Definitive Security issued in exchange for a beneficial interest pursuant to this Section 2.05(e)(3) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depositary for such series and the Participant or Indirect Participant. The Trustee shall deliver such Unrestricted Definitive Securities to the Persons in whose names such Securities are so registered. Any Unrestricted Definitive Security issued in exchange for a beneficial interest pursuant to this Section 2.05(e)(3) shall not bear the Private Placement Legend.

                  (4) Transfer or Exchange of Reg S Temporary Global Securities.
                      ----------------------------------------------------------
         Notwithstanding the other provisions of this Section 2.05, a beneficial interest in the Reg S Temporary Global Security of a series may not be
         (A) exchanged for a Definitive Security of such series prior to (y) the expiration of the Distribution Compliance Period with respect to such series (unless such exchange is effected by the Company, does not require an investment decision on the part of the Holder thereof and does not violate the provisions of Regulation S) and (z) the receipt by the Security Registrar of any certificates identified by the Company or its counsel to be required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act or (B) transferred to a Person who takes delivery thereof in the form of a Definitive Security of such series prior to the events set forth in clause (A) above or unless the transfer is pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or 904.

         (f)      Transfer and Exchange of Definitive Securities for Beneficial
                  -------------------------------------------------------------
Interests
---------

          (1)  Restricted Definitive Securities to Beneficial Interests in
               -----------------------------------------------------------
     Restricted Global Securities. If any Holder of a Restricted Definitive
     ----------------------------
     Security of a series proposes to exchange such Security for a beneficial interest in a Restricted Global Security of such series or to transfer such Restricted Definitive Securities of such series to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Security of such series, then, upon receipt by the Trustee of the following documentation:

               (A) if the Holder of such Restricted Definitive Security of such series proposes to exchange such Security for a beneficial interest in a Restricted Global Security of such series, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (2)(b) thereof;

               (B) if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to that effect set forth in Exhibit A hereto, including the certifications in item (1) thereof; or

               (C) if such Restricted Definitive Security of such series is being transferred to a non-U.S. person in an offshore transaction in accordance with Rule 903 or 904 under the Securities Act, a certificate to that effect set forth in Exhibit A hereto, including the certifications in item (2) thereof, the Trustee shall cancel the Restricted Definitive Security of such series, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Security of such series, in the case of clause (B) above, the 144A Global Security of such series, and in the case of clause (C) above, the Reg S Global Security of such series.

          (2)  Restricted Definitive Securities to Beneficial Interests in
               -----------------------------------------------------------
     Unrestricted Global Securities. A Holder of a Restricted Definitive
     ------------------------------
     Security of a series may exchange such Security for a beneficial interest in an Unrestricted Global Security of such series or transfer such Restricted Definitive Security of such series to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security of such series only if the Security Registrar receives the following: (1) if the Holder of such Restricted Definitive Securities of a series proposes to exchange such Securities for a beneficial interest in the Unrestricted Global Security of such series, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (1)(c) thereof; or (2) if the Holder of such Restricted Definitive Securities of such series proposes to transfer such Securities to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Security of such series, a certificate from such Holder in the form of Exhibit A hereto, including the certifications in item (4) thereof; and, in such case set forth in this paragraph, an Opinion of Counsel in form, and from legal counsel, reasonably acceptable to the Security Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act. Upon satisfaction of the conditions of any of the subparagraphs in this
     Section 2.05(f)(2), the Trustee shall cancel the Restricted Definitive Securities of such series so transferred or exchanged and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Security of such series.

          (3)  Unrestricted Definitive Securities to Beneficial Interests in
               -------------------------------------------------------------
     Unrestricted Global Securities. A Holder of an Unrestricted Definitive
     ------------------------------
     Security of a series may exchange such Security for a beneficial interest in an Unrestricted Global Security of such series or transfer such Definitive Securities of such series to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security of such series at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Security and increase or cause or be increased the aggregate principal amount of one of the Unrestricted Global Securities of such series. If any such exchange or transfer from a Definitive Security of a series to a beneficial interest is effected pursuant to subparagraphs (2) or (3) of this Section 2.05(f) at a time when an Unrestricted Global Security of such series has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.04 hereof, the Trustee shall authenticate one or more Unrestricted Global Securities of such series in an aggregate principal amount equal to the principal amount of Definitive Securities of such series so transferred.

     (g)  Transfer and Exchange of Definitive Securities for Definitive
          -------------------------------------------------------------
Securities. Upon request by a Holder of Definitive Securities of a series and
----------
such Holder's compliance with the provisions of this Section 2.05(g), the Trustee shall register the transfer or exchange of Definitive Securities of such series pursuant to the provisions of Section 2.05(a). In addition to the requirements set forth in Section 2.05(a), the requesting Holder shall provide any additional certifications, documents, and information, as applicable, required pursuant to the following provisions of this Section 2.05(g).

          (1)  Restricted Definitive Securities to Restricted Definitive
               ---------------------------------------------------------
     Securities. Any Restricted Definitive Security of a series may be
     ----------
     transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Security of such series if the Trustee receives the following:

               (A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit A hereto, including the certifications in item (1) thereof;

               (B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit A hereto, including the certifications in item (2) thereof; and

               (C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit A hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

          (2)  Restricted Definitive Securities to Unrestricted Definitive
               -----------------------------------------------------------
     Securities. Any Restricted Definitive Security of a series may be exchanged
     ----------
     by the Holder thereof for an

     Unrestricted Definitive Security of such series or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Security of such series if the Security Registrar receives the following: (1) if the Holder of such Restricted Definitive Securities of such series proposes to exchange such Securities for an Unrestricted Definitive Security of such series, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (1)(d) thereof; or (2) if the Holder of such Restricted Definitive Securities proposes to transfer such Securities to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Security of such series, a certificate from such Holder in the form of Exhibit A hereto, including the certifications in item (4) thereof; and, in such case set forth in this paragraph, an Opinion of Counsel in form, and from legal counsel, reasonably acceptable to the Trustee and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

          (3)   Unrestricted Definitive Securities to Unrestricted Definitive
                -------------------------------------------------------------
     Securities. A Holder of Unrestricted Definitive Securities of a series may
     ----------
     transfer such Securities to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security of such series in accordance with subsection (a) hereof. Upon receipt of a request to register such a transfer, the Security Registrar shall register the Unrestricted Definitive Securities of such series pursuant to the instructions from the Holder thereof.

     (h)  Cancellation and/or Adjustment of Global Securities. At such time as
          ---------------------------------------------------
all beneficial interests in a particular Global Security of a series have been exchanged for Definitive Securities of such series or a particular Global Security of a series has been redeemed, repurchased or cancelled in whole and not in part, each such Global Security of such series shall be returned to or retained and cancelled by the Trustee in accordance with Section 2.08 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Security of such series is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security of such series or for Definitive Securities of such series, the principal amount of Securities of such series represented by such Global Security shall be reduced accordingly and an endorsement may be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security of such series, such other Global Security shall be increased accordingly and an endorsement may be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

     (i)  No Exchange or Transfer. The Company shall not be required (i) to
          -----------------------
issue, exchange or register the transfer of any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of less than all the Outstanding Securities of the same series and ending at the close of business on the day of such mailing, (ii) to register the transfer of or exchange any Securities of any series or portions thereof called for redemption, nor (iii) to register the transfer of or exchange a Security of any series between the applicable record date pursuant to Section 2.01(a)(5) and the next succeeding Interest Payment Date.

Section 2.06 Temporary Securities.
             --------------------

     Pending the preparation of definitive Securities of any series, the Company may execute, and the Trustee shall authenticate and deliver, temporary Securities (printed, lithographed or typewritten) of any authorized denomination. Such temporary Securities shall be substantially in the form of the definitive Securities in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every temporary Security of any series shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities of such series. Without unnecessary delay the Company will execute and will furnish definitive Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor (without charge to the holders), at the office or agency of the Company maintained for the purpose of exchanges of Securities of such series, and the Trustee shall authenticate and such office or agency shall deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of such series, unless the Company advises the Trustee to the effect that definitive Securities need not be executed and furnished until further notice from the Company. Until so exchanged, temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.

Section 2.07 Mutilated, Destroyed, Lost or Stolen Securities.
             -----------------------------------------------

     In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company (subject to the next succeeding sentence) shall execute, and upon the Company's request the Trustee (subject to the next succeeding sentence) shall authenticate and deliver, a new Security of the same series, bearing a number not contemporaneously Outstanding in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of the applicant's Security and of the ownership thereof. The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any Officer. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security that has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as they may require to save them harmless, and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

     Every replacement Security issued pursuant to the provisions of this
Section 2.07 shall constitute an additional contractual obligation of the Company whether or not the mutilated, destroyed, lost or stolen Security shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

Section 2.08 Cancellation.
             ------------

     All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer shall, if surrendered to the Company or any paying agent, be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, shall be cancelled by it, and no Securities shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. On written request of the Company at the time of such surrender, the Trustee shall deliver to the Company canceled Securities held by the Trustee. In the absence of such request the Trustee may dispose of canceled Securities in accordance with its standard procedures and deliver a certificate of disposition to the Company. If the Company shall otherwise acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

Section 2.09 Benefits of Indenture.
             ---------------------

     Nothing in this Indenture or in the Securities, express or implied, shall give or be construed to give to any Person, other than the parties hereto and the holders of the Securities, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being for the sole benefit of the parties hereto and of the holders of the Securities.

Section 2.10 Authenticating Agent.
             --------------------

     So long as any of the Securities of any series remain Outstanding there may be an Authenticating Agent for any or all such series of Securities which the Trustee shall have the right to appoint. Said Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Securities of such series, including Securities issued upon exchange, transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. All references in this Indenture to the authentication of Securities by the Trustee shall be deemed to include authentication by an Authenticating Agent for such series. Each Authenticating Agent shall be acceptable to the Company and shall be a corporation that has a combined capital and surplus, as most recently reported or determined by it, sufficient under the laws of any jurisdiction under which it is organized or in which it is doing business to conduct a trust business, and that is otherwise authorized under such laws to conduct such business and is subject to supervision or examination by Federal or State authorities. If at any time any Authenticating Agent shall cease to be eligible in accordance with these provisions, it shall resign immediately. Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time (and upon request by the Company shall) terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon resignation, termination or cessation of eligibility of any Authenticating Agent, the Trustee may appoint an eligible successor Authenticating Agent acceptable to the Company. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder as if originally named as an Authenticating Agent pursuant hereto.

Section 2.11 Global Securities.
             -----------------

     (a)     General. If the Company shall establish pursuant to Section 2.01
             -------
that the Securities of a particular series are to be issued as a Global Security, then the Company shall execute and the Trustee shall, in accordance with Section 2.04, authenticate, a Global Security that (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities of such series, (ii) shall be registered in the name of the Depositary or its nominee and (iii) shall be delivered to the Trustee as custodian for the Depositary or otherwise delivered pursuant to the Depositary's instructions. Global Securities may be issued in either temporary or permanent form.

     (b)     Euroclear and Clearstream Procedures Applicable. The provisions of
             -----------------------------------------------
the "Operating Procedures of the Euroclear System" and the "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream Banking" and "Customer Handbook" of Clearstream, respectively, in effect at the relevant time shall be applicable to transfers of beneficial interests in the Reg S Global Securities of such series that are held by Participants through Euroclear or Clearstream.

Section 2.12 CUSIP Numbers.
             -------------

     The Company in issuing the Securities of a series may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Securityholders; provided that any
                                                           --------
such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

Section 2.13 Securities Denominated in Foreign Currencies.
             --------------------------------------------

     Except as otherwise specified pursuant to Section 2.01 for Securities of any series, payment of the principal of (and premium, if any) and interest on, Securities of such series denominated in any Currency will be made in Dollars.

     For the purposes of calculating the principal amount of Securities of any series denominated in a Foreign Currency or in units of two or more Foreign Currencies (including European Currency Units) for any purpose under this Indenture, the principal amount of such

Securities at any time Outstanding shall be deemed to be the Dollar Equivalent of such principal amount as of the date of any such calculation.

     In the event any Foreign Currency or Currencies or units of two or more Currencies in which any payment with respect to any series of Securities may be made ceases to be a freely convertible Currency on United States Currency markets, for any date thereafter on which payment of principal of, or premium, if any, or interest on, the Securities of a series is due, the Company shall select the Currency of payment for use on such date, all as provided in the Securities of such series, in a Board Resolution or in one or more indentures supplemental hereto. In such event, the Company shall notify the Trustee of the Currency which it has selected to constitute the funds necessary to meet the Company's obligations on such payment date and of the amount of such Currency to be paid. Such amount shall be determined as provided in the Securities of such series, in a Board Resolution or in one or more indentures supplemental hereto. The payment with respect to such payment date shall be deposited with the Trustee by the Company solely in the Currency so selected.

Section 2.14 Wire Transfers.
             --------------

     Notwithstanding any other provision to the contrary in this Indenture, the Company may make any payment of monies required to be deposited with the Trustee on account of principal of, or premium, if any, or interest on, the Securities (whether pursuant to optional or mandatory redemption payments, interest payments or otherwise) by wire transfer in immediately available funds to an account designated by the Trustee on or before the date such moneys are to be paid to the Holders of the Securities in accordance with the terms hereof.

Section 2.15 Judgments.
             ---------

     The Company may provide pursuant to Section 2.01 for Securities of any series that (a) the obligation, if any, of the Company to pay the principal of (and premium, if any) and interest on, the Securities of any series in a Foreign Currency or Dollars (the "Designated Currency") as may be specified pursuant to
Section 2.01(a)(12) is of the essence and agrees that, to the fullest extent possible under applicable law, judgments in respect of Securities of such series shall be given in the Designated Currency; (b) the obligation of the Company to make payments in the Designated Currency of the principal of (and premium, if any) and interest on, such Securities shall, notwithstanding any payment in any other Currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the Designated Currency that the Securityholder receiving such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other Currency (after any premium and cost of exchange) on the business day in the country of issue of the Designated Currency or in the international banking community (in the case of a composite currency) immediately following the day on which such Securityholder receives such payment; (c) if the amount in the Designated Currency that may be so purchased for any reason falls short of the amount originally due, the Company shall pay such additional amounts as may be necessary to compensate for such shortfall; and (d) any obligation of the Company not discharged by such payment shall be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.

                                  ARTICLE III.

              REDEMPTION OF SECURITIES AND SINKING FUND PROVISIONS

Section 3.01 Redemption.
             ----------

     The Company may redeem the Securities of any series issued hereunder on and after the dates and in accordance with the terms established for such series pursuant to Section 2.01 hereof.

Section 3.02 Notice of Redemption.
             --------------------

     (a) If the Company desires to exercise such right to redeem all or, as the case may be, a portion of the Securities of any series, the Company shall, or shall cause the Trustee to, give notice of such redemption to holders of the Securities of such series to be redeemed by mailing, first class postage prepaid, a notice of such redemption not less than 30 days and not more than 90 days before the date fixed for redemption of that series to such holders at their last addresses as they shall appear upon the Security Register (unless a shorter period is specified in the Securities to be redeemed). Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder receives the notice. In any case, failure duly to give such notice to the holder of any Security of any series designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Securities of such series or any other series. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with any such restriction.

     Each such notice of redemption shall specify the date fixed for redemption and the redemption price at which Securities of that series are to be redeemed, and shall state that payment of the redemption price of such Securities to be redeemed will be made at the office or agency of the Company maintained for such purpose, or, if none, at the Corporate Trust Office of the Trustee, upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, that from and after said date interest will cease to accrue, that the redemption is for a sinking fund, if such is the case. If less than all the Securities of a series are to be redeemed, the notice to the holders of Securities of that series to be redeemed in whole or in part shall specify the particular Securities to be so redeemed. In case any Security is to be redeemed in part only, the notice that relates to such Security shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

     (b) If less than all the Securities of a series are to be redeemed, the Company shall give the Trustee at least 45 days' notice in advance of the date fixed for redemption as to the aggregate principal amount of Securities of the series to be redeemed, and thereupon the Trustee shall select from Securities of such series Outstanding not previously called for redemption, in accordance with a method that it shall deem appropriate and fair (in such manner as complies with applicable legal and stock exchange requirements, if any) and that may provide for the selection of a portion or portions (equal to One Thousand U.S. Dollars ($1,000) or any integral multiple thereof) of the principal amount of such Securities of such series of a denomination larger than $1,000, the Securities of such series to be redeemed and shall thereafter promptly notify the Company in writing of the numbers of the Securities of such series to be redeemed, in whole or in part.

     The Company may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by any of its Officers, instruct the Trustee or any paying agent to call all or any part of the Securities of a particular series for redemption and to give notice of redemption in the manner set forth in this Section 3.02, such notice to be in the name of the Company or its own name, as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Company shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions of this Section 3.02.

Section 3.03 Payment Upon Redemption.
             -----------------------

     (a) If the giving of notice of redemption shall have been completed as above provided, the Securities or portions of Securities of the series to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, in each case as established pursuant to Section 2.01; interest on such Securities or portions of Securities shall cease to accrue on and after the date fixed for redemption, unless the Company shall default in the payment of such redemption price and accrued interest with respect to any such Security or portion thereof. On presentation and surrender of such Securities on or after the date fixed for redemption at the place of payment specified in the notice, said Securities shall be paid and redeemed at the applicable redemption price for such series, together with interest accrued thereon to the date fixed for redemption (but if the date fixed for redemption is an Interest Payment Date, the interest installment payable on such date shall be payable to the registered holder at the close of business on the applicable record date pursuant to Section 2.01).

     (b) Upon presentation of any Security of such series that is to be redeemed in part only, the Company shall execute and the Trustee shall authenticate, and the office or agency where the Security is presented shall deliver to the holder thereof, at the expense of the Company, a new Security of the same series and tenor of authorized denominations in principal amount equal to the unredeemed portion of the Security so presented; except that if a Global Security is so surrendered, the Company shall execute, and, upon receipt of an Officers' Certificate requesting authentication and delivery, the Trustee shall authenticate and deliver to the Depositary for such Global Security, without service charge, a new Global Security of like tenor in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered.

Section 3.04 Sinking Fund.
             ------------

     The provisions of Sections 3.04, 3.05 and 3.06 shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 2.01 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.05. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 3.05 Satisfaction of Sinking Fund Payments with Securities.
             -----------------------------------------------------

     The Company (i) may deliver Outstanding Securities of a series (other than any Securities previously called for redemption) and (ii) may apply as a credit Securities of a series that have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities, provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 3.06 Redemption of Securities for Sinking Fund.
             -----------------------------------------

     Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of the series, the portion thereof, if any, that is to be satisfied by payment of cash in the Currency in which the Securities of such series are denominated (except as provided pursuant to Section 2.01), the portion thereof, if any, that is to be satisfied by delivering and crediting Securities of that series pursuant to Section 3.05 and the basis for such credit and will, together with such Officers' Certificate, deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.02 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 3.02. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 3.03.

                                   ARTICLE IV.

                                CERTAIN COVENANTS

Section 4.01 Payment of Principal, Premium and Interest.
             ------------------------------------------

     The Company will duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest on the Securities of a series at the time and place and in the manner provided herein and established with respect to such Securities.

     The Company shall pay interest on overdue principal at the rate specified therefore in the Securities and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

Section 4.02 Maintenance of Office or Agency.
             -------------------------------

     So long as any series of the Securities remain Outstanding, the Company will maintain for any series of Securities an office or agency where Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be given or served, such designation to continue with respect to each office or agency until the Company shall, by written notice signed by any Officer and delivered to the trustee, designate some other office or agency for such purposes or any of them. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands.

Section 4.03 Paying Agents.
             -------------

     (a) The Company may appoint one or more paying agents for all or any series of the Securities, other than the Trustee. If the Company fails to appoint or maintain another entity as paying agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as paying agent.

     (b) The Company shall require each paying agent other than the Trustee to agree in writing that the paying agent will hold in trust for the benefit of Securityholders or the Trustee all money held by the paying agent for the payment of principal or interest on the Securities, and will promptly notify the Trustee in writing of any default by the Company in making any such payment. While any such default continues, the Trustee may require a paying agent to pay all money held by it to the Trustee. The Company at any time may require a paying agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the paying agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as paying agent, it shall segregate and hold in a separate trust fund for the benefit of the Securityholders all money held by it as paying agent.

     (c) Notwithstanding anything in this Section to the contrary, (i) the agreement to hold sums in trust as provided in this Section 4.03 is subject to the provisions of Section 11.06, and (ii) the Company may at any time, for the purpose of obtaining the satisfaction and discharge or defeasance of this Indenture or for any other purpose, pay, or direct any paying agent to pay, to the Trustee all sums held in trust by the Company or such paying agent, such sums to be held by the Trustee upon the same terms and conditions as those upon which such sums were held by the Company or such paying agent; and, upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such money.

Section 4.04 Compliance with Laws, Taxes.
             ---------------------------

     The Company shall, and shall cause each of its Subsidiaries to, comply with all statutes, laws, ordinances, or government rules and regulations to which it is subject, noncompliance with which would materially adversely affect the business, earnings, properties, assets or financial condition of the Company and its Subsidiaries taken as a whole. The Company shall, and shall cause each of its Subsidiaries to, pay prior to delinquency all taxes, assessments, and governmental levies except as contested in good faith and by appropriate proceedings.

Section 4.05 Corporate Existence.
             -------------------

     Subject to Article Ten hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence in accordance with its organizational documents.

Section 4.06 Statement by Officers as to Default.
             -----------------------------------

     The Company, so long as any Securities are Outstanding, will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate signed by its principal executive officer, principal financial officer or principal accounting officer stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

     The Company, so long as any Securities are Outstanding, shall promptly deliver to the Trustee, forthwith upon any Officer becoming aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate specifying such Event of Default or Default and the action which the Company proposes to make with respect thereto.

Section 4.07 Waiver of Certain Covenants
             ---------------------------

     The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 4.04 and 4.05 with respect to the Securities of any series if before or after the time for such compliance the Securityholders of at least a majority in principal amount of all Outstanding Securities of such series, by act of such Securityholders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

Section 4.08 Appointment to Fill Vacancy in Office of Trustee.
             ------------------------------------------------

     The Company, whenever necessary to avoid or to fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall be at all times a Trustee hereunder.

                                   ARTICLE V.

              SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY AND
                                  THE TRUSTEE

Section 5.01 Company to Furnish Trustee Names and Addresses of
             -------------------------------------------------
             Securityholders.
             ---------------

     The Company will furnish or cause to be furnished to the Trustee (a) semi-annually at least seven Business Days before each Interest Payment Date for a series of Securities (and in all events at intervals of not more than six months) a list, in such form as the Trustee may reasonably require, of the names and addresses of the holders of each series of Securities as of such date, provided that the Company shall not be obligated to furnish or cause to furnish
--------
such list at any time that the list shall not differ in any respect from the most recent list furnished to the Trustee by the Company and (b) at such other times as the Trustee may require in writing within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided,
                                                                --------
however, that, in either case, no such list need be furnished for any series for
-------
which the Trustee shall be the Security Registrar.

Section 5.02 Preservation of Information; Communications with Securityholders.
             ----------------------------------------------------------------

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Securities contained in the most recent list furnished to it as provided in
Section 5.01 and as to the names and addresses of holders of Securities received by the Trustee in its capacity as Security Registrar (if acting in such capacity).

     (b) Securityholders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Securityholders with respect to their rights under this Indenture or under the Securities.

Section 5.03 Reports by the Company.
             ----------------------

     (a) The Company covenants and agrees to file with the Trustee, within 15 days after the Company is required to file with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either such Sections, then to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports that may be required pursuant to Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

     (b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

     (c) The Company covenants and agrees to transmit by mail, first class postage prepaid, or reputable overnight delivery service that provides for evidence of receipt, to the Securityholders, as their names and addresses appear upon the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to the subsections (a) and (b) of this Section
5.03 as may be required by rules and regulations prescribed from time to time by the Commission.

     (d) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

     (e) For so long as any Restricted Securities remain outstanding, the Company shall make available (which shall include filings by EDGAR) to all Securityholders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

Section 5.04 Reports by the Trustee.
             ----------------------

     (a) Within 60 days after each August 15 beginning with the August 15 following the date of this Indenture, the Trustee shall transmit by mail, first class postage prepaid, to the Securityholders, as their names and addresses appear upon the Security Register, a brief report dated as of the fifteenth day before the end of such fiscal year, if and to the extent required under Section 313(a) of the Trust Indenture Act. The Trustee shall comply with Section 313(b) and 313(c) of the Trust Indenture Act.

     (b) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with the Company, with each stock exchange upon which any Securities are listed (if so listed) and also with the Commission. The Company agrees to notify the Trustee when any Securities become listed on any stock exchange or delisted therefrom.

                                   ARTICLE VI.

              REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT
                                   OF DEFAULT

Section 6.01 Events of Default.
             -----------------

     (a) Whenever used herein with respect to Securities of a particular series, "Event of Default" means any one or more of the following events that has occurred and is continuing:

             (1) the Company defaults in the payment of any installment of interest upon any of the Securities of that series, as and when the same shall become due and payable, and continuance of such default for a period of 90 days; provided, however, that a valid extension of an interest payment period by the
--------  -------
Company in accordance with the terms of any indenture supplemental hereto shall not constitute a default in the payment of interest for this purpose;

             (2) the Company defaults in the payment of the principal of (or premium, if any, on) any of the Securities of that series as and when the same shall become due and payable whether at maturity, upon redemption, by declaration or otherwise, or in any payment required by any sinking or analogous fund established with respect to that series; provided, however, that a valid
                                              --------  -------
extension of the maturity of such Securities in accordance with the terms of any indenture supplemental hereto shall not constitute a default in the payment of principal or premium, if any;

             (3) the Company fails to observe or perform any other of its covenants or agreements with respect to that series contained in this Indenture or otherwise established with respect to that series of Securities pursuant to
Section 2.01 hereof (other than a covenant or agreement that has been expressly included in this Indenture solely for the benefit of one or more series of Securities other than such series) for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee, by registered or certified mail, or to the Company and the Trustee by the holders of at least 25% in principal amount of the Securities of that series at the time Outstanding;

             (4) the Company pursuant to or within the meaning of any Bankruptcy Law (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property or (iv) makes a general assignment for the benefit of its creditors; or

             (5) a court of competent jurisdiction enters an order under any Bankruptcy Law that (i) is for relief against the Company in an involuntary case, (ii) appoints a Custodian of the Company for all or substantially all of the Company's properties, or (iii) orders the liquidation of the Company, and, in either of the above cases, the order or decree remains unstayed and in effect for 90 days.

     (b) In each and every such case, unless the principal of all the Securities of that series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of that series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by such Securityholders), may declare the unpaid principal of all the Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, notwithstanding anything contained in this Indenture or in the Securities of that series or established with respect to that series pursuant to Section 2.01 to the contrary.

     (c) At any time after the principal of the Securities of that series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the holders of a majority in aggregate principal amount of the Securities of that series then Outstanding hereunder, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if: (i) the Company has paid or deposited with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of that series and the principal of (and premium, if any) on any and all Securities of that series that shall have become due otherwise than by acceleration (with interest upon such principal (and premium, if any) and, to the extent that such payment is enforceable under applicable law, upon overdue installments of interest, at the rate per annum expressed in the Securities of that series to the date of such payment or deposit), and (ii) any and all Events of Default under the Indenture with respect to such series, other than the nonpayment of principal on Securities of that series that shall not have become due by their terms, shall have been remedied or waived as provided in Section 6.06.

     No such rescission and annulment shall extend to or shall affect any subsequent default or impair any right consequent thereon.

     (d) In case the Trustee shall have proceeded to enforce any right with respect to Securities of that series under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

Section 6.02 Collection of Indebtedness and Suits for Enforcement by Trustee.
             ---------------------------------------------------------------

     (a) The Company covenants that (i) in case it shall default in the payment of any installment of interest on any of the Securities of a series, or any payment required by any sinking or analogous fund established with respect to that series as and when the same shall have become due and payable, and such default shall have continued for a period of 90 Business Days, or (ii) in case it shall default in the payment of the principal of (or premium, if any, on) any of the Securities of a series when the same shall have become due and payable, whether upon maturity of the Securities of a series or upon redemption or upon declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall have been become due and payable on all such Securities for principal (and premium, if any) or interest, or both, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate per annum expressed in the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and the amount payable to the Trustee under Section 7.06.

     (b) If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, wherever situated.

     (c) In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, readjustment, arrangement, composition or judicial proceedings affected the Company, or its creditors or property, the Trustee shall have power to intervene in such proceedings and take any action therein that may be permitted by the court and shall (except as may be otherwise provided by law) be entitled to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Trustee and of the holders of Securities of such series allowed for the entire amount due and payable by the Company under the Indenture at the date of institution of such proceedings and for any additional amount that may become due and payable by the Company after such date, and to collect and receive any moneys or other property payable or deliverable on any such claim, and to distribute the same in accordance with Section 6.03 hereof; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the holders of Securities of such series to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to such Securityholders, to pay to the Trustee any amount due it under Section 7.06.

     (d) All rights of action and of asserting claims under this Indenture, or under any of the terms established with respect to Securities of that series, may be enforced by the Trustee without the possession of any of such Securities, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for payment to the Trustee of any amounts due under Section 7.06, be for the ratable benefit of the holders of the Securities of such series.

     In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in the Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of that series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

Section 6.03 Application of Moneys Collected.
             -------------------------------

         Any moneys collected by the Trustee pursuant to this Article VI with respect to a particular series of Securities shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest, upon presentation of the Securities of that series, and notation thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

         FIRST: To the payment of costs and expenses of collection and of all amounts payable to the Trustee under Section 7.06;

         SECOND: To the payment of the amounts then due and unpaid upon Securities of such series for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

         THIRD:  To the Company.

Section 6.04 Limitation on Suits.
             -------------------

         No holder of any Security of any series shall have any right by virtue or by availing himself or herself of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (i) such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities of such series specifying such Event of Default, as hereinbefore provided; (ii) the holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as trustee hereunder; (iii) such holder or holders shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby; (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding; and (v) during such 60 day period, the holders of a majority in principal amount of the Securities of that series do not give the Trustee a direction inconsistent with the request.

         Notwithstanding anything contained herein to the contrary, any other provisions of this Indenture, the right of any holder of any Security to receive payment of the principal of (and premium, if any) and interest on such Security, as therein provided, on or after the respective due dates expressed in such Security (or in the case of redemption, on the redemption date), or to institute suit for the enforcement of any such payment on or after such respective dates or redemption date, shall not be impaired or affected without the consent of such holder and by accepting a Security hereunder it is expressly understood, intended and covenanted by the taker and holder of every Security of such series with every other such taker and holder and the

Trustee, that no one or more holders of Securities of such series shall have any right in any manner whatsoever by virtue or by availing himself or herself of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of such series. For the protection and enforcement of the provisions of this Section 6.04, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 6.05 Rights and Remedies Cumulative; Delay or Omission not Waiver.
             ------------------------------------------------------------

         (a) Except as otherwise provided in Section 2.07, all powers and remedies given by this Article VI to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such Securities.

         (b) No delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or on acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article VI or by law to the Trustee or the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

Section 6.06 Control by Securityholders.
             --------------------------

         The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding, determined in accordance with
Section 8.04, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to such series; provided, however, that such direction shall not be in conflict with any rule of
--------  -------
law or with this Indenture or be unduly prejudicial to the rights of holders of Securities of any other series at the time Outstanding determined in accordance with Section 8.04. Subject to the provisions of Section 7.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability. The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding affected thereby, determined in accordance with Section 8.04, may on behalf of the holders of all of the Securities of such series waive any past default in the performance of any of the covenants contained herein or established pursuant to Section 2.01 with respect to such series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest on, any of the Securities of that series as and when the same shall become due by the terms of such Securities otherwise than by acceleration (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal and any premium has been deposited with the Trustee (in accordance with Section 6.01(c)). Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 6.07 Undertaking to Pay Costs.
             ------------------------
         All parties to this Indenture agree, and each holder of any Securities by such holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.07 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding more than 10% in aggregate principal amount of the Outstanding Securities of any series, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security of such series, on or after the respective due dates expressed in such Security or established pursuant to this Indenture.

Section 6.08 Waiver Of Usury, Stay Or Extension Laws
             ---------------------------------------

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VII.

                             CONCERNING THE TRUSTEE

Section 7.01 Certain Duties and Responsibilities of Trustee.
             ----------------------------------------------

         (a) In case an Event of Default with respect to the Securities of a series has occurred (that has not been cured or waived), the Trustee shall exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (b) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

              (1) prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing or waiving of all such Events of Default with respect to that series that may have occurred:

                  (i) the duties and obligations of the Trustee shall with respect to the Securities of such series be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable with respect to the Securities of such series except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on the part of the Trustee, the Trustee may with respect to the Securities of such series conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical computations or other facts stated therein);

              (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

              (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Securities of that series; and

              (4) none of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

Section 7.02  Certain Rights of Trustee.
              -------------------------

         Except as otherwise provided in Section 7.01:

         (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Board Resolution or an instrument signed in the name of the Company by an Officer (unless other evidence in respect thereof is specifically prescribed herein);

         (c) the Trustee may consult with counsel of its own selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted hereunder in good faith and in reliance thereon;

         (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby;

         (e) the Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security, or other papers or documents, unless requested in writing so to do by the holders of not less than a majority in principal amount of the Outstanding Securities of the particular series affected thereby (determined as provided in Section 8.04); provided, however, that if the payment within a reasonable time to the Trustee
--------  -------
of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand;

         (g) the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee; and

         (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 7.03 Trustee not Responsible for Recitals or Issuance of Securities.
             --------------------------------------------------------------

         (a) The recitals contained herein and in the Securities shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

         (b) The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.

         (c) The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds of such Securities, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture or established pursuant to Section 2.01, or for the use or application of any moneys received by any paying agent other than the Trustee.

Section 7.04 May Hold Securities.
             -------------------

         The Trustee or any paying agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security Registrar. However, the Trustee is subject to Sections 7.09 and 7.13.

Section 7.05 Moneys Held in Trust.
             --------------------
         Subject to the provisions of Section 11.06, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon.

Section 7.06 Compensation and Reimbursement.
             ------------------------------

         (a) The Company shall pay to the Trustee, and the Trustee shall be entitled to be paid, such reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), as the Company and the Trustee may from time to time agree in writing, for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and, except as otherwise expressly provided herein, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses and disbursements incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense or disbursement as may arise from its own negligence or bad faith. The Company shall also fully indemnify the Trustee (and its officers, agents, directors and employees) for, and shall also hold it harmless against, any and all loss, liability, claim, damage or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability.

         (b) The obligations of the Company under this Section 7.06 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses and disbursements shall: (i) be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities; and (ii) survive the termination of this Indenture and resignation or removal of the Trustee.

Section 7.07      Reliance on Officers' Certificate.
                  ---------------------------------

         Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it under the provisions of this Indenture upon the faith thereof.

Section 7.08      Disqualification; Conflicting Interests.
                  ---------------------------------------

         If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

Section 7.09      Corporate Trustee Required; Eligibility.
                  ---------------------------------------

         There shall at all times be a Trustee with respect to the Securities issued hereunder which shall at all times be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other Person permitted to act as trustee by the Commission, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 Million U.S. Dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Company may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

Section 7.10      Resignation and Removal; Appointment of Successor.
                  -------------------------------------------------

         (a) The Trustee or any successor hereafter appointed may at any time resign with respect to the Securities of one or more series by giving written notice thereof to the Company and by transmitting notice of resignation by mail, first class postage prepaid, to the

Securityholders of such series, as their names and addresses appear upon the Security Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee with respect to Securities of such series. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the retiring Trustee resigns, the retiring Trustee, at the expense of the Company, or the Company may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to Securities of such series, or any Securityholder of that series who has been a bona fide holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

         (b) In case at any time any one of the following shall occur, the Company may remove the Trustee with respect to all or any series of Securities and appoint a successor trustee, or, unless the Trustee's duty to resign is stayed as provided herein, any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of that holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee:

                  (1) the Trustee shall fail to comply with the provisions of
         Section 7.08 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months; or

                  (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder; or

                  (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or commence a voluntary bankruptcy proceeding, or a receiver of the Trustee or of its property shall be appointed or consented to, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation.

         (c) The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding may at any time remove the Trustee with respect to such series by so notifying the Trustee and the Company and may appoint a successor Trustee for such series with the consent of the Company.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee with respect to the Securities of a series pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

         (e) Any successor trustee appointed pursuant to this Section 7.10 may be appointed with respect to the Securities of one or more series or all of such series, and at any time there shall be only one Trustee with respect to the Securities of any particular series.

Section 7.11      Acceptance of Appointment By Successor.
                  --------------------------------------

         (a) In case of the appointment hereunder of a successor trustee with respect to all Securities, every such successor trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers, and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates, (ii) shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates; but, on request of the Company or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor trustee relates.

         (c) Upon request of any such successor trustee, the Company may execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section 7.11, as the case may be.

         (d) No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article VII.

         (e) Upon acceptance of appointment by a successor trustee as provided in this Section 7.11, the successor trustee shall cause a notice of its succession to be transmitted to Securityholders.

Section 7.12      Merger, Conversion, Consolidation or Succession to Business.
                  -----------------------------------------------------------

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of
Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 7.13      Preferential Collection of Claims Against the Company.
                  -----------------------------------------------------

         The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.

                                  ARTICLE VIII.

                         CONCERNING THE SECURITYHOLDERS

Section 8.01      Evidence of Action by Securityholders.
                  -------------------------------------

         Whenever in this Indenture it is provided that the holders of a majority or specified percentage in aggregate principal amount of the Securities of a particular series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such majority or specified percentage of that series have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by such holders of Securities of that series in Person or by agent or proxy appointed in writing.

         If the Company shall solicit from the Securityholders of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for such series for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of Outstanding Securities of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Outstanding Securities of that series shall be computed as of the record date; provided, however, that no such authorization, agreement or consent
             --------  -------
by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

Section 8.02      Proof of Execution by Securityholders.
                  -------------------------------------

         Subject to the provisions of Section 7.01, proof of the execution of any instrument by a Securityholder (such proof will not require notarization) or his agent or proxy and proof of the holding by any Person of any of the Securities shall be sufficient if made in the following manner:

         (a) The fact and date of the execution by any such Person of any instrument may be proved in any reasonable manner acceptable to the Trustee thereof.

         (b) The ownership of Securities shall be proved by the Security Register of such Securities or by a certificate of the Security Registrar thereof.

         (c) The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

Section 8.03      Who May be Deemed Owners.
                  ------------------------

         Prior to the due presentment for registration of transfer of any Security, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the Person in whose name such Security shall be registered upon the books of the Company as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal of, premium, if any, and (subject to Section 2.03) interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

         None of the Company, the Trustee, any paying agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 8.04      Certain Securities Owned by Company Disregarded.
                  -----------------------------------------------

         In determining whether the holders of the requisite aggregate principal amount of Securities of a particular series have concurred in any direction, consent of waiver under this Indenture, the Securities of that series that are owned by the Company or any other obligor on the Securities of that series or by an Affiliate shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities of such series that a Responsible Officer of the Trustee knows are so owned shall be so disregarded. The Securities so owned that have been pledged in good faith may be regarded as Outstanding for the purposes of this Section, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not an Affiliate. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

Section 8.05     Actions Binding on Future Securityholders.
                 -----------------------------------------

         At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action, any holder of a Security of that series that is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee, and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Securities of that series.

                                   ARTICLE IX.

                             SUPPLEMENTAL INDENTURES

Section 9.01     Supplemental Indentures Without the Consent of Securityholders.
                 --------------------------------------------------------------

         In addition to any supplemental indenture otherwise authorized by this Indenture, the Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Securityholders, for one or more of the following purposes:

         (a) to cure any ambiguity, defect, or inconsistency herein or in the Securities of any series, including making such changes as are required for this Indenture to comply with the Trust Indenture Act;

         (b) to comply with Article Ten;

         (c) to provide for uncertificated Securities in addition to or in place of certificated Securities;

         (d) to add to the covenants of the Company for the benefit of the holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

         (e) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series, stating that such Events of Default are expressly being included solely to be applicable to such series);

         (f) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision and as to which such supplemental indenture would apply;

         (g) to secure the Securities or to provide that any of the Company's obligations under any series of the Securities or this Indenture shall be guaranteed and the terms and conditions for the release or substitution of such security or guarantee;

         (h) to make any change that does not adversely affect the rights of any Securityholder in any material respect;

         (i) to provide for the issuance of and establish the form and terms and conditions of the Securities of any series as provided in Section 2.01, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any series of Securities, or to add to the rights of the holders of any series of Securities; or

         (j) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provision of this Indenture as shall be necessary to provide for or facilitate the administration of the trust hereunder by more than one Trustee.

         Upon the request of the Company, accompanied by Board Resolutions authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in Section 9.05 hereof, the Trustee shall join with the Company in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section
9.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 9.02.

Section 9.02      Supplemental Indentures with Consent of Securityholders.
                  -------------------------------------------------------

         With the consent (evidenced as provided in Section 8.01) of the holders of not less than a majority in aggregate principal amount of the Securities of each series affected by such supplemental indenture or indentures at the time Outstanding, the Company, when authorized by

Board Resolutions, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.01 the rights of the holders of the Securities of such series under this Indenture; provided, however, that no such
                                                --------  -------
supplemental indenture shall, without the consent of the holders of each Security then Outstanding and affected thereby, (i) extend a fixed maturity of or any installment of principal of any Securities of any series or reduce the principal amount thereof or reduce the amount of principal of any original issue discount security that would be due and payable upon declaration of acceleration of the maturity thereof; (ii) reduce the rate of or extend the time for payment of interest on any Security of any series; (iii) reduce the premium payable upon the redemption of any Security; (iv) make any Security payable in Currency other than that stated in the Security; (v) impair the right to institute suit for the enforcement of any payment on or after the fixed maturity thereof (or in the case or redemption, on or after the redemption date); or (vi) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture or indentures.

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has been expressly included solely for the benefit of one or more particular series of Securities, if any, or which modifies the rights of the holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the holders of Securities, if any, of any other series.

         It shall not be necessary for the consent of Securityholders of a series affected thereby under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

Section 9.03 Effect of Supplemental Indentures.
             ---------------------------------

         Upon the execution of any supplemental indenture pursuant to the provisions of this Article IX or Section 10.01, this Indenture shall, with respect to such series, be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities of the series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 9.04 Securities Affected by Supplemental Indentures.
             ----------------------------------------------

         Securities of any series affected by a supplemental indenture and authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article or of Section 10.01, may bear a notation in form approved by the Company, provided such form meets the requirements of any exchange upon which such series may be listed, as to any matter provided for in such supplemental indenture. If the Securities of the Company shall so determine, new Securities of that series so modified as to conform, in the opinion of the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of that series then Outstanding.

Section 9.05  Execution of Supplemental Indentures.
              ------------------------------------

         Upon the request of the Company, accompanied by its Board Resolutions authorizing the execution of any such supplemental indenture, and, if applicable, upon the filing with the Trustee of evidence of the consent of Securityholders required to consent thereto as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture. The Trustee, subject to the provisions of Section 7.01, may receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article IX is authorized or permitted by, and conforms to, the terms of this Article IX and that it is proper for the Trustee under the provisions of this Article IX to join in the execution thereof; provided,
                                                                --------
however, that such Opinion of Counsel need not be provided in connection with
-------
the execution of a supplemental indenture that establishes the terms of a series of Securities pursuant to Section 2.01 hereof.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section 9.05, the Trustee shall transmit by mail, first class postage prepaid, a notice, setting forth in general terms the substance of such supplemental indenture, to the Securityholders of all series affected thereby as their names and addresses appear upon the Security Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                                   ARTICLE X.

                              SUCCESSOR CORPORATION

Section 10.01 Consolidation, Merger and Sale of Assets.
              ----------------------------------------

         The Company, without the consent of any Securityholder, may consolidate with, or merge into, or sell, transfer, lease or convey its assets substantially as an entirety to any domestic corporation, provided that:
                                            --------

                  (a) the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, transfer, lease or conveyance shall have been made, is a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia;

                  (b) the corporation formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, lease, transfer or conveyance shall have been made, assumes by supplemental indenture in a form satisfactory to the Trustee all the obligations of the Company under the Securities and this Indenture; and

               (c) immediately before and after giving effect to the transaction, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing.

         The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture.

         To the extent that a Board Resolution or supplemental indenture pertaining to any series provides for different provisions relating to the subject matter of this Article X, the provisions in such Board Resolution or supplemental indenture shall govern for purposes of such series.

Section 10.02  Successor Corporation Substituted.
               ---------------------------------

         Upon any consolidation or merger, or any sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company or any assignment of its obligations under this Indenture or the Securities of any series in accordance with Section 10.01, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, lease, conveyance or other disposition or assignment is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation has been named as the Company herein; provided, however, that the
                                                  --------  -------
predecessor Company in the case of a sale, lease, conveyance or other disposition or assignment shall not be released from the obligation to pay the principal of and interest on the Securities of any series.

                                   ARTICLE XI.

                           SATISFACTION AND DISCHARGE

Section 11.01  Applicability of Article.
               ------------------------

         If, pursuant to Section 2.01, provision is made for the defeasance of Securities of a series and if the Securities of such series are denominated and payable only in Dollars (except as provided pursuant to Section 2.01), then the provisions of this Article XI relating to defeasance of Securities shall be applicable except as otherwise specified pursuant to Section 2.01 for Securities of such series. Defeasance provisions, if any, for Securities denominated in a Foreign Currency may be specified pursuant to Section 2.01.

Section 11.02  Satisfaction and Discharge of Indenture.
               ---------------------------------------

         If at any time: (a) the Company shall have delivered to the Trustee for cancellation all Securities of a series theretofore authenticated (other than any Securities that shall have been destroyed, lost or stolen and that shall have been replaced or paid as provided in Section 2.07) and Securities for whose payment money or Governmental Obligations have theretofore been deposited in trust or segregated and held in trust by the Company (and thereupon repaid to the Company or discharged from such trust, as provided in Section 11.06); or (b) all such Securities of a particular series not theretofore delivered to the Trustee for cancellation shall have become due and payable or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit or cause to be deposited with the Trustee as trust funds the entire amount (in moneys or Governmental Obligations sufficient or a combination thereof) in Dollars (except as otherwise provided pursuant to Section 2.01) sufficient to pay at maturity or upon redemption all Securities of such series not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due on such date of maturity or redemption date, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder with respect to such series by the Company, then this Indenture shall cease to be of further effect with respect to such series except for the provisions of Sections 2.03, 2.05, 2.07, 4.01, 4.02, 4.03 and 7.10, that shall survive until the date of maturity or redemption date, as the case may be, and Sections 7.06 and 11.06, that shall survive to such date and thereafter, and the Trustee, on demand of the Company and at the cost and expense of the Company shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to such series.

Section 11.03 Defeasance and Discharge of Obligations; Covenant Defeasance.
              ------------------------------------------------------------

         (a) If at any time all such Securities of a particular series not heretofore delivered to the Trustee for cancellation or that have not become due and payable as described in Section 11.02 shall have been paid by the Company by depositing irrevocably with the Trustee as trust funds moneys or an amount of Governmental Obligations sufficient to pay at maturity or upon redemption all such Securities of that series not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Company shall also pay or cause to be paid all other sums payable hereunder by the Company with respect to such series, then after the date such moneys or Governmental Obligations, as the case may be, are deposited with the Trustee the obligations of the Company under this Indenture with respect to such series shall cease to be of further effect except for the provisions of Sections 2.03, 2.05, 2.07, 4.01, 4.02, 4.03 and 7.10 hereof that shall survive until such Securities shall mature and be paid. Thereafter, Sections 7.06 and 11.06 shall survive such satisfaction and discharge.

         (b) In addition, the Company may, at its option and at any time, by written notice executed by an Officer delivered to the Trustee, elect to have its obligations under Sections 4.04, 4.05, 5.03 and any covenant contained in
Article X, and any other covenant contained in the Board Resolution or supplemental indenture relating to such series pursuant to Section 2.01, discharged with respect to all Outstanding Securities of a series, this Indenture and any indentures supplemental to this Indenture insofar as such Securities are concerned (hereinafter, "covenant defeasance"), such discharge to be effective on the date the conditions set forth in clauses (i) through (vi) of this Section 11.03(b) are satisfied, and such Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration of Securityholders (and the consequences of any thereof) in connection with such covenants, but shall continue to be "Outstanding" for all other purposes under this Indenture. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of a series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute an Event of Default under Section 6.01(a)(3) or otherwise, but except as specified in this Section 11.03(b), the remainder of the Company's obligations under the Securities of such series, this Indenture, and any indentures supplemental to this Indenture with respect to such series shall be unaffected thereby.

         The following shall be the conditions to the application of Section 11.03(b) to the Outstanding Securities of the applicable series:

                  (i) the Company irrevocably deposits in trust with the Trustee or, at the option of the Trustee, with a trustee satisfactory to the Trustee and the Company under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, money or Governmental Obligations sufficient to pay principal and interest on the Outstanding Securities of such series to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder, provided that (A) the trustee of the irrevocable
                             --------
                  trust shall have been irrevocably instructed to pay such money or the proceeds of such Governmental Obligations to the Trustee and (B) the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such Governmental Obligations to the payment of said principal and interest with respect to the Securities of such series;

                  (ii) the Company delivers to the Trustee an Officers' Certificate stating that all conditions precedent specified herein relating to defeasance or covenant defeasance, as the case may be, have been complied with, and an Opinion of Counsel to the same effect;

                  (iii) no Event of Default under clauses (1), (2), (4) or (5) of Section 6.01(a) shall have occurred and be continuing, and no event which with notice or lapse of time or both would become such an Event of Default shall have occurred and be continuing, on the date of such deposit;

                  (iv) the Company shall have delivered to the Trustee an Opinion of Counsel or a ruling received from the Internal Revenue Service to the effect that the holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of either option under this Section 11.03 and will be subject to Federal income tax in the same amount and in the same manner and at the same times as would have been the case if such election had not been exercised;

                  (v) such covenant defeasance shall not cause the Trustee to have a conflicting interest for purposes of the Trust Indenture Act with respect to any Securities; and

                  (vi) notwithstanding any other provisions of this Section 11.03, such covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company pursuant to
                  Section 2.01.

         After such irrevocable deposit made pursuant to this Section 11.03(b) and satisfaction of the other conditions set forth herein, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations pursuant to this Section 11.03(b).

Section 11.04 Deposited Moneys to be Held in Trust.
              ------------------------------------

         All moneys or Governmental Obligations deposited with the Trustee pursuant to Sections 11.02 or 11.03 shall be held in trust and shall be available for payment as due, either directly or through any paying agent (including the Company acting as its own paying agent), to the holders of the particular series of Securities for the payment or redemption of which such moneys or Governmental Obligations have been deposited with the Trustee.

Section 11.05 Payment of Moneys Held by Paying Agents.
              ---------------------------------------

         In connection with the provisions of Section 11.02 or 11.03, all moneys or Governmental Obligations then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys or Governmental Obligations.

Section 11.06 Repayment to Company.
              --------------------

         Any moneys or Governmental Obligations deposited with any paying agent or the Trustee, or then held by the Company, in trust for payment of principal of or premium or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least two years after the date upon which the principal of (and premium, if any) or interest on such Securities shall have respectively become due and payable, shall be repaid to the Company on the last Business Day of each fiscal year of the Company, or (if then held by the Company) shall be discharged from such trust; and thereafter, the paying agent and the Trustee shall be released from all further liability with respect to such moneys or Governmental Obligations, and the holder of any of the Securities entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company for the payment thereof. Anything in this Article XI to the contrary notwithstanding, subject to Section 7.06, the Trustee shall deliver or pay to the Company from time to time upon request by the Company any money or Governmental Obligations (or other property and any proceeds therefrom) held by it as provided in Sections 11.02 or 11.03 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as the case may be, in accordance with this Article XI. On the last business day of each fiscal year of the Company, or (if then held by the Company) shall be discharged from such trust, and thereafter.

Section 11.07 Reinstatement.
              -------------

         If the Trustee or paying agent is unable to apply any money or Governmental Obligations in accordance with Section 11.02 or 11.03 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture, any indentures supplemental to the Indenture with respect to the applicable series of Securities and the

Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section 11.02 or 11.03, as the case may be, until such time as the Trustee or paying agent is permitted to apply all such money or Governmental Obligations in accordance with Section 11.02 or 11.03, as the case may be; provided, however, that if the Company has made any payment of interest
        --------  -------
on or principal of any Securities of such series following the reinstatement of its obligations as aforesaid, the Company shall be subrogated to the rights of the holders of such Securities of such series to receive such payment from the money or Governmental Obligations held by the Trustee or paying agent.

                                  ARTICLE XII.

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 12.01 No Recourse.
              -----------

         No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Securities.

                                  ARTICLE XIII.

                            MISCELLANEOUS PROVISIONS

Section 13.01 Effect on Successors and Assigns.
              --------------------------------

         All the agreements of the Company in this Indenture or the Securities shall bind its successor whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successor whether so expressed or not.

Section 13.02 Actions by Successor.
              --------------------

         Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the corresponding board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

Section 13.03 Notices.
              -------

         Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the other's address:

              If to the Company:     Computer Sciences Corporation
                                     2100 East Grand Avenue
                                     El Segundo, California  90245
                                     Attention:  Hayward D. Fisk
                                     Telephone No:  (310) 615-1770
                                     Fax No.  (310) 322-9767

              With a copy to:        Gibson, Dunn & Crutcher LLP
                                     333 South Grand Avenue
                                     Los Angeles, CA  90071-3197
                                     Attention:  Brian D. Kilb
                                     Telephone No:  (213) 229-7765
                                     Fax No:  (213) 229-7520

              If to the Trustee:     _______________

         The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         All notices and communications (other than those sent to Securityholders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

         Any notice or communication to a Securityholder shall be mailed by first-class mail, certified or registered, return receipt requested, to his address shown on the Security Register. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.

         In the event of suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

         If a notice or communication is mailed in the manner provided above within the time prescribed, it is conclusively presumed duly given, whether or not the addressee receives it.

Section 13.04 Governing Law.
              -------------

         This Indenture and each Security shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State. This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

Section 13.05 Treatment of Securities as Debt.
              -------------------------------

         It is intended that the Securities will be treated as indebtedness and not as equity for federal income tax purposes. The provisions of this Indenture shall be interpreted to further this intention.

Section 13.06 Compliance Certificates and Opinions.
              ------------------------------------

         (a) Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

         (b) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant in this Indenture shall include (1) a statement that the Person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

Section 13.07 Payments on Business Days.
              -------------------------

         Except as provided pursuant to Section 2.01 pursuant to a Board Resolution, and as set forth in an Officers' Certificate or established in one or more indentures supplemental to this Indenture, in any case where the date of maturity of interest or principal of any Security or the date of redemption of any Security shall not be a Business Day, then payment of interest or principal (and premium, if any) may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of maturity or redemption, and no interest shall accrue for the period after such nominal date.

Section 13.08 Conflict with Trust Indenture Act.
              ---------------------------------

         If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

Section 13.09 Counterparts.
              ------------

         This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 13.10 Separability.
              ------------

         In case any one or more of the provisions contained in this Indenture or in the Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities, but this Indenture and such Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 13.11 No Adverse Interpretation of Other Agreements.
              ---------------------------------------------

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 13.12 Table of Contents, Headings, Etc.
              --------------------------------

         The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                                                 COMPANY:

                                                 COMPUTER SCIENCES CORPORATION

                                                 By:_____________________
                                                     Name:
                                                     Title:


                                                 TRUSTEE:

                                                 _________________,
                                                 as Trustee

                                                 By:_____________________
                                                    Name:
                                                    Title:

                                    EXHIBIT A

                         FORM OF CERTIFICATE OF TRANSFER

Computer Sciences Corporation
2100 East Grand Avenue
El Segundo, California  90245
Attention:  Hayward D. Fisk

[Address of Trustee]

Re: [insert description of Securities]

Ladies and Gentlemen,

     Reference is hereby made to the Indenture, dated as of __________, ____, among Computer Sciences Corporation, as issuer (the "Company") and ______________, a ______________, as trustee (the "Trustee"), [as supplemented by that certain supplemental indenture dated as of _________][and the Board Resolution adopted __________] (together, the "Indenture"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture. _______________ (the "Transferor") owns and proposes to transfer the Security or Securities or interest[s] in such Security or Securities specified in Annex A hereto, in the principal amount of $_________ in such Security or Securities or interest[s] (the "Transfer"), to ___________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. [_] Check if Transferee will take delivery of a beneficial interest in the 144A Global Security or a Definitive Security Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Security is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Security for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A (a "QIB") in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any State of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Security and/or the Definitive Security and in the Indenture and the Securities Act.

2. [_] Check if Transferee will take delivery of a beneficial interest in the Reg S Global Security or a Definitive Security pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (y) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (z) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904
(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed Transfer is being made prior to the expiration of the Distribution Compliance Period, the Transfer is not being made to a U.S. person (as such is defined in Regulation S) or for the account or benefit of a U.S. person (other than an initial purchaser of the Securities) and the interest transferred will be held immediately thereafter through Euroclear or Clearstream. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Reg S Global Security and/or the Definitive Security and in the Indenture and the Securities Act.

3. [_] Check and complete if Transferee will take delivery of a beneficial interest in a Definitive Security pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Securities and Restricted Definitive Securities and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any State of the United States, and accordingly the Transferor hereby further certifies that (check one):

     (a) [_] Such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act; or

     (b) [_] Such Transfer is being effected to the Company or a subsidiary thereof; or

     (c) [_] Such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act; or

     (d) [_] Such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Security or Restricted Definitive Security and the requirements of the exemption claimed, which certification is supported by a certificate executed by the Transferee in the form attached as Exhibit C to the Indenture. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Definitive Security and in the Indenture and the Securities Act.

4. [_] Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Security or of an Unrestricted Definitive Security.

         (a) [_] Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Definitive Securities and in the Indenture and the Securities Act.

         (b) [_] Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Definitive Securities and in the Indenture and the Securities Act.

         (c) [_] Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities or Restricted Definitive Securities and in the Indenture.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

_______________________________              Dated:

_______________________________
[Insert Name of Transferor]



By: ___________________________
 Name:
 Title:

                       ANNEX A TO CERTIFICATE OF TRANSFER

1.   The Transferor owns and proposed to transfer the following:


[CHECK ONE OF (a) OR (b)]

     (a)  [_]   a beneficial interest in the:

          (i)   [_] 144A Global Security (CUSIP _______), or

          (ii)  [_] Reg S Global Security (CUSIP _______), or

     (b)  [_]   a Restricted Definitive Security.

2.   After the transfer the Transferee will hold:

     (a)  [_]   a beneficial interest in the:

          (i)   [_] 144A Global Security (CUSIP _______), or

          (ii)  [_] Reg S Global Security (CUSIP _______), or

          (iii) [_] Unrestricted Global Security (CUSIP _______); or

     (b)  [_]   a Restricted Definitive Security; or

     (c)  [_]   an Unrestricted Definitive Security,

in accordance with the terms of the Indenture.

                                    EXHIBIT B

                         FORM OF CERTIFICATE OF EXCHANGE

Computer Sciences Corporation
2100 East Grand Avenue
El Segundo, California 90245
Attention: Hayward D. Fisk

[Address of Trustee]

Re: [insert description of the Securities]

Ladies and Gentlemen,

     Reference is hereby made to the Indenture, dated as of __________, ____, among Computer Sciences Corporation, as issuer (the "Company") and ______________, a ________________, as trustee (the "Trustee") [as supplemented by that certain supplemental indenture dated as of _________][and the Board Resolution adopted __________] (together, the "Indenture"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     _______________, (the "Owner") owns and proposes to transfer the Security or Securities or interest[s] in such Security or Securities specified herein, in the principal amount of $_________ in such Security or Securities or interest[s] (the "Exchange"). In connection with the Transfer, the Transferor hereby certifies that:

     1. Exchange of Restricted Definitive Securities or Beneficial Interests in a Restricted Global Security for Unrestricted Definitive Securities or Beneficial Interests in an Unrestricted Global Security.

          (a) [_] Check if Exchange is from beneficial interest in a Restricted Global Security to beneficial interest in an Unrestricted Global Security. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for a beneficial interest in an Unrestricted Global Security in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Security is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

          (b) [_] Check if Exchange is from beneficial interest in a Restricted Global Security to Unrestricted Definitive Security. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for an Unrestricted Definitive Security in an equal principal amount, the Owner hereby certifies (i) the Definitive Security is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

          (c) [_] Check if Exchange is from Restricted Definitive Security to beneficial interest in an Unrestricted Global Security. In connection with the Owner's Exchange of a Restricted Definitive Security for a beneficial interest in an Unrestricted Global Security, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Security is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

          (d) [_] Check if Exchange is from Restricted Definitive Security to Unrestricted Definitive Security. In connection with the Owner's Exchange of a Restricted Definitive Security for an Unrestricted Definitive Security, the Owner hereby certifies (i) the Unrestricted Definitive Security is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

     2. Exchange of Restricted Definitive Securities or Beneficial Interests in Restricted Global Securities for Restricted Definitive Securities or Beneficial Interests in Restricted Global Securities.

          (a) [_] Check if Exchange is from beneficial interest in a Restricted Global Security to Restricted Definitive Security. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for a Restricted Definitive Security with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Security is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Security issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Security and in the Indenture and the Securities Act.

          (b) [_] Check if Exchange is from Restricted Definitive Security to beneficial interest in a Restricted Global Security. In connection with the Exchange of the Owner's Restricted Definitive Security for a beneficial interest in the: [CHECK ONE] [_] 144A

Global Security or [_] Reg S Global Security with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Global Securities and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any State of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Security and in the Indenture and the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


_________________________________
[Insert Name of Owner]


By: _____________________________
 Name:
 Title:


Dated: _________________

                                    EXHIBIT C

                       FORM OF CERTIFICATE FROM ACQUIRING
                        INSTITUTIONAL ACCREDITED INVESTOR

Computer Sciences Corporation
2100 East Grand Avenue
El Segundo, California 90245
Attention: Hayward D. Fisk

[Address of Trustee]

Re: [insert description of the Securities]

Ladies and Gentlemen,

     Reference is hereby made to the Indenture, dated as of __________, ____, among Computer Sciences Corporation, as issuer (the "Company") and __________________, a __________________, as trustee (the "Trustee") [as supplemented by that certain supplemental indenture dated as of _________][and the Board Resolution adopted __________] (together, the "Indenture"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     In connection with our proposed purchase of $__________ aggregate principal amount of: (a) a beneficial interest in a Global Security, or (b) a Definitive Security, we confirm that:

     1. We understand that any subsequent transfer of the Securities or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and no to resell, pledge or otherwise transfer the Securities or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

     2. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Securities or any interest therein, we will do so only (1) in the United States to a person whom the seller reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, (2) outside the United States in an offshore transaction in accordance with Rule 904 under the Securities Act, (3) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available) or (4) pursuant to an effective registration statement under the Securities Act, in each of cases (1) through (4) in accordance with any applicable securities laws of any state of the United States, and we further agree to notify any purchaser of the Securities from us of the resale restrictions referred to above.

     3. We understand that, on any proposed resale of the Securities or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that any subsequent transfer by us of the Securities or beneficial interest therein acquired by us must be effected through one of the initial purchasers of the Securities.

     4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

     5. We are acquiring the Securities or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

     You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

____________________________________            Dated:__________________, _____
[Insert Name of Accredited Investor]


By:_____________________________
Name:
Title: